As filed with the Securities and Exchange Commission on April 30, 1997.

                                                       File No. 33-58512
                                                       File No. 811-7415


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                                      ----
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      / X /
                                                                      ----
                                                                      ----
                           Pre-Effective Amendment No.                /    /
                                                                      ----
                           Post-Effective Amendment No.  5            / X /
                                                        ---           ----

                REGISTRATION STATEMENT UNDER THE INVESTMENT           ____
                            COMPANY ACT OF 1940                       / X /
                                                                      ----
                              Amendment No. 6 / X /

          RWB/WPG U.S. LARGE STOCK FUND (formerly U.S. Large Stock Fund
               (Exact name of Registrant as Specified in Charter)

                  ONE NEW YORK PLAZA, NEW YORK, NEW YORK 10004
               (Address of Principal Executive Offices) (Zip Code)

                   Registrant's Telephone Number: 800-223-3332

                        JAY C. NADEL, WEISS, PECK & GREER
                  ONE NEW YORK PLAZA, NEW YORK, NEW YORK 10004
                     (Name and Address of Agent for Service)

                                   Copies to:
                              Ernest V. Klein, Esq.
                                  Hale and Dorr
                                 60 State Street
                                Boston, MA 02109

It is proposed that this filing will become effective (check appropriate box):

     ____     immediately upon filing pursuant to paragraph (b), or
     __x_     on May 1, 1997 pursuant to paragraph (b), or
     ____     60 days after filing pursuant to paragraph (a)(1), or
     ____     on (date) pursuant to paragraph (a)(1), of Rule 485
     ____     75 days after filing pursuant to paragraph (a)(2) of Rule 485
     ____     on (date) pursuant to paragraph (a)(2) of Rule 485.

The Registrant has registered an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant filed the notice required by Rule 24f-2 for its most recent fiscal year on or about February 28, 1997.

                         RWB/WPG U.S. LARGE STOCK FUND


                              Cross Reference Sheet
                              ---------------------

N-1A Item No.                                         Location:
------------                                          --------

Part A                                                Prospectus
------                                                ----------

1.  Cover Page. . . . . . . . . . . . . . . . . . . . Cover Page

2.  Synopsis. . . . . . . . . . . . . . . . . . . . . Cover Page; Description
                                                      of the Fund; Expense
                                                      Information

3.  Condensed Financial
      Information. . . . . . . . . . . . . . . . . .  Not Applicable

4.  General Description of
      Registrant. . . . . . . . . . . . . . . . . . . Description of the Fund;
                                                      Organization and
                                                      Capitalization; Other
                                                      Investment Practices, Risk
                                                      Considerations, and
                                                      Policies of the Fund

5.  Management of the Fund . . . . . . . . . . . . . .Management of the Fund;
                                                      Purchase of Shares;
                                                      Portfolio Brokerage

6.  Capital Stock and Other
      Securities . . . . . . . . . . . . . . . . . .  Organization and
                                                      Capitalization; Dividends,
                                                      Distributions, and Taxes;
                                                      Purchase of Shares

7.  Purchase of Securities
      Being Offered. . . . . . . . . . . . . . . . .  Purchase of Shares; How
                                                      The Fund's Net Asset
                                                      Value is Determined

8.  Redemption or Repurchase. . . . . . . . . . . . . How to Redeem Shares

9.  Pending Legal Proceedings. . . . . . . . . . . .  Not Applicable

                                                      Statement of
Part B                                                Additional Information
------                                                ----------------------

10. Cover Page. . . . . . . . . . . . . . . . . . . . Cover Page

11. Table of Contents. . . . . . . . . . . . . . . . .Table of Contents

12. General Information
      and History . . . . . . . . . . . . . . . . . . Organization

13. Investment Objectives and
      Policies. . . . . . . . . . . . . . . . . . . . Investment Objective and
                                                      Policies; Investment
                                                      Restrictions

14. Management of the Fund  . . . . . . . . . . . . . Investment Adviser and
                                                      Administrator; Trustees
                                                      and Officers

15. Control Persons and Principal
      Holders of Securities. . . . . . . . . . . . . .Trustees and Officers

16. Investment Advisory and Other
      Services . . . . . . . . . . . . . . . . . . . .Investment Adviser and
                                                      Administrator

17. Brokerage Allocation and
      Other Practices. . . . . . . . . . . . . . . . .Portfolio Brokerage;
                                                      Portfolio Turnover

18. Capital Stock and Other
      Securities . . . . . . . . . . . . . . . . . . .Organization

19. Purchase, Redemption and
      Pricing of Securities
      Being Offered. . . . . . . . . . . . . . . . . .How to Purchase Shares;
                                                      Redemption of Fund
                                                      Shares; Shareholder
                                                      Services; Net Asset
                                                      Value; Performance
                                                      Information

20. Tax Status . . . . . . . . . . . . . . . . . . . .Dividends; Distributions
                                                      and Tax Status

21. Underwriters. . . . . . . . . . . . . . . . . . . Not Applicable

22. Calculation of Performance
      Data. . . . . . . . . . . . . . . . . . . . . . Not applicable

23. Financial Statements . . . . . . . . . . . . . . .Independent Auditors and
                                                      Financial Statement

                          RWB/WPG U.S. LARGE STOCK FUND
                              Reinhardt Werba Bowen
                              1190 Saratoga Avenue
                                    Suite 200
                           San Jose, California 95129
                             800-366-7266 - EXT. 124

         RWB/WPG U.S. Large Stock Fund (the "Fund") is an open-end, diversified mutual fund. The Fund's investment objective is to provide investment results that exceed the performance of publicly traded common stocks in the aggregate, as represented by the capitalization weighted Standard & Poor's 500 Composite Stock Price Index*. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment adviser is Weiss, Peck & Greer, L.L.C. (the "Adviser"), a member firm of the New York Stock Exchange. The Fund is offered exclusively to individuals, institutions and other entities that are investment advisory clients of Reinhardt Werba Bowen Advisory Services.

* "Standard & Poor's 500" and "S&P 500" are trademarks of Standard & Poor's Ratings Group ("Standard & Poor's").

                                TABLE OF CONTENTS
                                                                      Page
                                                                      ----
Expense Information.................................................   2
Financial Highlights................................................   3
Description of the Fund.............................................   4
Purchase of Shares..................................................   5
How the Fund's Net Asset Value is Determined........................   6
How to Redeem Shares................................................   6
Management of the Fund..............................................   7
Dividends, Distributions, and Taxes.................................   8
Portfolio Brokerage.................................................   9
Organization and Capitalization.....................................  10
Risk Considerations and Other Investment Practices and Policies.....  10
The Fund's Investment Performance...................................  12

         This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Fund. It should be retained for future reference. A Statement of Additional Information ("SAI") about the Fund, dated May 1, 1997, has been filed with the Securities and Exchange Commission ("SEC") and is available, without charge, by writing or calling the Fund at the address or telephone number shown above. The SAI for the Fund is incorporated by reference into this Prospectus.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus Dated May 1, 1997.

                               EXPENSE INFORMATION

         The Table and Example below are included in this Prospectus to assist your understanding of all the fees and expenses to which an investment in the Fund would be subject. Shown below are estimated fees and expenses for the current fiscal year based on actual fees and expenses incurred by the Fund for the fiscal year ended December 31, 1996. Actual fees and expenses for the Fund in the future may be greater or less than those shown below. Similarly, the annual rate of return assumed in the Example is not an indication or guarantee of future performance. A more complete description of all fees and expenses for the Fund is included in this Prospectus under "Management of the Fund" and "How to Purchase Shares."


SHAREHOLDER TRANSACTION EXPENSES

Maximum Annual Asset Allocation Fee (1)                    2.00%
Sales Load Imposed on Purchase                             None
Sales Load Imposed on Reinvested Dividends                 None
Deferred Sales Load Imposed on Redemptions                 None
Redemption Fee (2)                                         None
Exchange Fee                                               None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees                                           0.27%
Rule 12b-1 Fees                                           0.00%
Other Expenses                                            0.32%
                                                          -----
Total Operating Expenses                                  0.59%
                                                          =====

------------------

(1) In addition to the Annual Fund Operating Expenses set forth in the table, clients of Reinhardt Werba Bowen Advisory Services ("RWB") pay an asset allocation fee to RWB of up to 2.00% annually of assets under management and incur certain transaction and service charges imposed by institutions that serve as financial intermediaries in the purchase and custody of shares of the Fund. No part of these fees is received by the Fund or the Adviser. See "How to Purchase Shares."

(2) There are no charges imposed upon redemption, although the Fund's transfer agent will charge a fee (currently $9.00) for transfers or redemptions by wire.




EXAMPLE*:       An investor in the Fund would pay the following Fund expenses on a hypothetical $1,000 investment assuming a 5% annual return and redemption at the end of each future time period.


                                         1 Year     3 Years     5 Years    10 Years
                                         ------     -------     -------    --------
                                           $6         $19        $33         $74

------------------

* These figures do not include the Asset Allocation Fees payable to RWB, no part of which is received by the Fund or the Adviser.

FINANCIAL HIGHLIGHTS

     The following table represents a condensed financial history for the Fund and uses the Fund's taxable year, which ends December 31. The table expresses the information for the Fund in terms of a single share outstanding throughout each period. The condensed financial information has been derived from the Fund's financial statements, which have been audited by the Fund's independent auditors, KPMG Peat Marwick LLP, independent certified public accountants, whose unqualified report thereon is incorporated by reference into the Fund's SAI. The Fund's Annual Report includes more information about the Fund's performance and is available free of charge by writing to the Fund at the address shown on the cover of this Prospectus.


                                                          Year         Year        Year        Period
                                                          Ended        Ended       Ended        Ended
                                                        12/31/96     12/31/95     12/31/94     12/31/93*

Per Share Data:
     Net Asset Value at Beginning of Period.........      $6.39       $ 5.05       $ 5.16      $ 5.00
                                                          -----       ------      -------      -------

         Net Investment Income......................      $0.13        $0.13       $ 0.14      $ 0.06
         Net Realized and Unrealized Gain on
              Investments...........................       1.12         1.58        (0.14)       0.20
                                                        -------         ----      -------     -------
     Total Income/(Loss) from Operations............       1.25         1.71         0.00        0.26
                                                        -------         ----     --------     -------
         Dividends from Net Investment Income.......      (0.12)       (0.13)       (0.11)      (0.06)
         Distributions from Capital Gains...........      (0.87)       (0.24)        0.00       (0.04)
                                                        --------       ------     -------     -------
     Total Distributions............................     (0.99)        (0.37)       (0.11)      (0.10)
                                                        --------       ------     -------     -------
     Net Asset Value End of Period .................     $ 6.65         6.39       $ 5.05      $ 5.16
                                                        =======         ====      =======     =======

     Total Return...................................      19.33%       33.81%        0.06%       5.09%
     Net Assets at End of Period (000's)............    $200,226     174,161    $ 106,850    $ 66,845
     Average commission per share...................      $0.033        N/A          N/A           N/A

Ratios:
     Ratio of Expenses to Average Net Assets               0.59% +     0.69% +      0.75% +      0.77% + (A)
     Ratio of Net Investment Income to Average
        Net Assets.................................        1.86% +     2.26% +      2.65% +      2.54% +                  (A)
     Portfolio Turnover Rate.......................        59.6%       27.1%        36.2%        27.1%                     (A)

------------------

 *   From inception of Fund 6/8/93.
(A)  Annualized
 + The Adviser agreed not to impose its full fee since inception. Had the Adviser not so agreed, the ratio of expenses and net investment income to average net assets would have been as follows:

     Ratio of Expenses to Average Net Asset                 0.62%       0.74%       0.79%        0.98%
     Ratio of Investment Income to Average Net Assets       1.83%       2.21%       2.61%        2.33%


                             DESCRIPTION OF THE FUND

     INVESTMENT OBJECTIVE. The RWB/WPG U.S. Large Stock Fund (the "Fund") seeks to provide investment results that exceed the performance of publicly traded common stocks in the aggregate, as represented by the capitalization weighted Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

     INVESTMENT PROGRAM. The Fund seeks to achieve its investment objective by investing in a portfolio of stocks that is more "efficient" than the S&P 500 Index. An efficient portfolio is one that has the maximum expected return for any level of risk. The efficient mix of such a portfolio's investments is established mathematically, taking into account the expected return and volatility of returns for each security in a given universe, as well as the historical price relationships between different securities in the universe.

     To implement this strategy, the Adviser compiles the historical price data of all 500 stocks of the S&P 500 Index. The Adviser may eliminate an issue from consideration if the Adviser considers it to have an inadequate or misleading price history. The Adviser builds a complete matrix, using historical price data, and then examines all 125,000 possible relationships between these stocks in the S&P 500 Index.

     Using a sophisticated software program incorporating risk reduction techniques that have been developed by investment professionals of the Adviser, a number of portfolios, consisting exclusively of stocks in the S&P 500, are constructed that are believed to have optimized risk/reward ratios. From these alternative portfolios, the Adviser selects the combination of S&P 500 stocks, together with their appropriate weightings, that the Adviser believes will comprise the optimal portfolio for the Fund.

     It is expected that the Fund's optimal portfolio will not include all the stocks in, and will be weighted differently than, the S&P 500 Index. This optimal portfolio is expected to have a return greater than, but highly correlated to, the return of the S&P 500 Index.

     After the optimal portfolio is constructed, the portfolio may be rebalanced monthly to maintain the original optimal weights. The Adviser will sell a stock when the stock's weight within the portfolio becomes significantly greater than its optimal weight. The Adviser will buy a stock when the stock's weight within the portfolio becomes significantly less than its optimal weight.

     Approximately every six months, the Adviser repeats the entire optimization process and a new portfolio is constructed adding the most recent six months of historical data, and deleting the oldest data. When a stock is removed from the S&P 500 Index, it will not necessarily be removed from the Fund's portfolio within any predetermined length of time.

     The S&P 500 Index is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's. The S&P 500 Index is typically composed of issues in the following sectors: industrial, financial, public utilities and transportation. Most of the stocks that comprise the Index are traded on the New York Stock Exchange, although some are traded on the American Stock Exchange and in the over-the-counter market.

     While the Fund will generally be substantially fully invested in equity securities, it may invest up to 10% of its assets in either (a) fixed income obligations maturing in one year or less that are rated at least AA by Standard & Poor's or Aa by Moody's Investors Service, Inc. or their equivalents, or unrated obligations determined by the Adviser to be of comparable credit quality or (b) securities of other investment companies, i.e., Standard & Poor's Depositary Receipts (commonly referred to as "Spiders") which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the S&P 500 Index. The Fund may purchase and sell futures contracts based on the S&P 500 Index. These futures will be utilized for the sole purpose of keeping the Fund fully invested and not for leverage purposes. The Fund may also invest in American Depositary Receipts (ADRs) which represent securities in the S&P 500 Index, enter into repurchase agreements and purchase securities on a when-issued basis. The realization of current income is not a significant part of the Fund's investment strategy, and any income generated will be incidental to the Fund's objective of outperforming the S&P 500 Index.

     For further information concerning the Fund's investment techniques, policies and risks, see "Risk Considerations and Other Investment Practices and Policies" in this Prospectus.

                               PURCHASE OF SHARES

     Shares of the Fund may be purchased only by investment advisory clients of RWB, a registered investment adviser organized in 1975 and located in San Jose, California.



     Because shares of the Fund are available only to clients of RWB, the signing of either an unmanaged or managed account agreement must precede an initial investment in the Fund. More information regarding the services provided by RWB are available by calling 1-800-366-7266 - EXT.124.

     It is anticipated that a limited number of institutins including banks and brokerage firms, will be used by RWB clients to hold shares of the Fund as well as shares of other mutual funds and other securities representing investments of such RWB clients. RWB clients will be the beneficial owners of such shares and other securities. In consideration of these services, the financial institutions charge fees to the RWB client accounts serviced.

     SHARE PRICE. Purchase orders for shares of the Fund will be priced at the net asset value per share of the Fund next determined after receipt of the purchase order by a financial institution, provided that the order has been received by the Fund prior to its close of business. The financial institutions utilized by RWB clients are responsible for timely transmittal of purchase orders to the Fund. See "How the Fund's Net Asset Value is Determined."

     CONDITIONS OF PURCHASE. The Fund reserves the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. Purchase orders are not binding on the Fund or considered received until such purchase orders are received in good order. All purchases must be made in U.S. dollars and, to avoid fees and delays, all checks must be drawn only on U.S. banks. No cash will be accepted. As a condition of this offering, if a purchase is canceled due to nonpayment or because the purchase check does not clear (and, therefore, the shares so purchased must be redeemed), the investor will be responsible for any loss incurred by the Fund. Share certificates will not be issued.

     The Fund currently does not have any minimum investment or account requirements, although it may establish minimum account balance requirements in the future.

     CONFIRMATIONS, SHAREHOLDERS STATEMENTS AND REPORTS. Each time you buy or sell shares you will receive a confirmation statement with respect to such transaction. In addition, shareholders will receive account statements reflecting any reinvestment of a dividend or distribution in the Fund as well as the shareholder's current share balance with the Fund. Shareholders will also receive shareholder reports no less frequently than semi-annually, as well as year-end tax information.

     SHAREHOLDER SERVICES. RWB provides account servicing functions for the Fund. These services include but are not limited to: establishing and maintaining a toll-free telephone number for investors to use in obtaining current account information; providing to investors quarterly reports with respect to the Fund's performance; and providing to investors upon request information concerning the operation of the Fund and their investment in the Fund. In consideration of these services, the Fund currently pays to RWB a fee equal, on an annual basis, to 0.14% of the Fund's average daily net assets. For the fiscal year ended December 31, 1996, the Fund paid RWB a fee at the annual rate of 0.14% of the Fund's average daily net assets. Questions concerning the Fund or the Shareholder Services described above, should be directed to RWB at 800-366-7266 - EXT. 124. Written inquiries can be sent to the RWB address shown on the front cover of this Prospectus. The Fund and RWB may amend the shareholder services arrangement described above or change the terms or conditions relating to such services upon 60 days' notice to shareholders.

                            HOW THE FUND'S NET ASSET
                               VALUE IS DETERMINED

     The net asset value per share of the Fund is normally calculated as of the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4:00 p.m. Eastern Time, every day that the Exchange is open for regular trading. The net asset value per share, calculated as described below, is effective for all orders received by the Fund or its agents in good order prior to the close of regular trading on the Exchange for that day. Purchase and redemption orders received after the close of regular trading on the Exchange or on a day when the Exchange is not open for business will be priced at the net asset value per share next computed.

     The net asset value of the Fund's shares is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable), and dividing the result by the total number of outstanding shares of the Fund.

     For the purpose of calculating the Fund's net asset value per share, portfolio securities are valued primarily based on market quotations, or, if market quotations are not available, by a valuation committee as appointed by the Board of Trustees. In accordance with procedures and agreements approved by the Board of Trustees, the Fund may use pricing services to value the securities of the Fund.


                              HOW TO REDEEM SHARES

     The Fund will redeem shares at the net asset value of such shares next determined after receipt of a redemption request in good order by the Fund or its agents. As with purchases of Fund shares, redemptions will be effected by the Fund or its agent based on instructions from RWB.

     In order to effect a redemption of shares by mail, a financial institution should send a request in "proper form" (as explained below) to the Fund,
Attention: RWB/WPG U.S. Large Stock Fund, One New York Plaza, 31st Floor, New York, New York 10004. If telephone redemption privileges have been established with the Fund, shares may be redeemed by telephone by calling WPG toll free at 1-800-223-3332 between 9:00 A.M. and 4:00 P.M. (Eastern Time) on any day that the Exchange is open for trading. Telephone redemption privileges are not available to shareholders automatically; you must first elect the privilege. To confirm that telephone redemption requests are genuine, the Fund will employ reasonable procedures such as providing written confirmation of telephone redemption transactions and tape recording of telephone redemption requests. If the Fund does not employ such reasonable procedures, it may be liable for any loss incurred by a shareholder due to a fraudulent or other unauthorized telephone redemption request. Otherwise, neither the Fund nor its agents will be liable for any loss incurred by a shareholder as a result of following instructions communicated by telephone that they reasonably believe to be genuine.During periods of extreme economic conditions or market changes, requests by telephone may be difficult to make due to heavy volume. During such times, placing orders by mail is advisable.

     PROPER FORM FOR WRITTEN REDEMPTION REQUESTS. Written redemption requests must be in proper form. Requests must include: (1) a "letter of instruction," specifying the name of the Fund, the number of shares or dollar amount to be sold, the name(s) in which the account is registered, and the account number (the letter of instruction must be signed by the record shareholder for the account using the exact name in which the account is registered or must be accompanied by executed power(s) of attorney); (2) a signature guarantee when the redemption proceeds are to be sent to an address other than the address of record or to an institution other than the record shareholder(s) for the account; and (3) other supporting legal documents, as may be necessary, for redemption requests by corporations, estates, trusts, guardianships, custodianships, partnerships, and pension and profit sharing plans. Signature guarantees, when required, may be obtained from any one of the following institutions, provided that such institution meets credit standards established by the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

     A REQUEST FOR redemption will not be processed unless it is in proper form, as described above.

     RECEIVING REDEMPTION PAYMENT. Except under certain emergency conditions, redemption payments will be sent to the record shareholder of the account (net of any required withholding taxes) within three business days after receipt of the written redemption request in proper form by the Fund's Transfer Agent. Redemption proceeds may be wired upon request. Currently, the Fund's Transfer Agent charges a fee for wire transfers. In the case of redemption requests occurring within 15 days of the date shares are purchased by means of check (other than a certified or bank check), the redemption payment will be held until the purchase check has cleared (up to 15 days). Nevertheless, the shares redeemed will be priced for redemption upon receipt of the redemption request.


                             MANAGEMENT OF THE FUND


     INVESTMENT ADVISER AND ADMINISTRATOR. Weiss, Peck & Greer, L.L.C. ("WPG" or the "Adviser"), One New York Plaza, New York, New York 10004 serves as the investment adviser and administrator to the Fund.

     Subject to the general supervision of the Board of Trustees, the Adviser is responsible for the selection and management of all portfolio investments of the Fund in accordance with the Fund's investment objective, policies and restrictions.

     Daniel J. Cardell is primarily responsible for the day-to-day management of the Fund. Mr. Cardell has been a principal of WPG since May 1996. Prior to joining WPG, Mr. Cardell was Senior Vice President and Director of Equities for the Bank of America.

     The Adviser's core large cap division is comprised of eight investment professionals. Their responsibilities include turning raw data into a format necessary to calculate a covariance matrix, extensive computer programming and trading securities to implement the Fund's investment strategy.

     Under the Fund's Investment Advisory Agreement, the Fund pays to the Adviser an advisory fee equal on an annual basis to a percentage of the Fund's average daily net assets as follows:

                                             Annual
Net Assets                                    Rate
----------                                   -----
Up to $500 million                            0.26%
from $500 million to $1 billion               0.24%
from $1 billion to $2 billion                 0.22%
over $2 billion                               0.20%

     Prior to April 1, 1996, the Fund paid the Adviser an advisory fee at a different rate. See "Management" in the SAI. For the fiscal year ended December 31, 1996, the Fund paid the Adviser an advisory fee at the annual rate of 0.27% of the Fund's average daily net assets.

     Pursuant to an Administration Agreement, WPG also acts as the administrator of the Fund. As administrator, WPG provides personnel for supervisory, administrative, accounting and clerical functions; oversees the performance of administrative and professional services to the Fund by others; provides office facilities, furnishings and office equipment; and prepares, but does not pay for, reports to shareholders, the SEC and other regulatory authorities. For its services under the Administration Agreement, WPG does not receive any compensation. The Trustees of the Fund may, however, determine in the future to compensate WPG for its administrative services.

     WPG has voluntarily agreed to limit the Fund's total operating expenses (excluding taxes, brokerage commissions, interest, and extraordinary fees and expenses) of the Fund to 0.63% of the Fund's average daily net assets. WPG has no current intention of modifying or discontinuing the expense limitation but may do so in the future at its discretion.

     TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. First Data Investor Services Group, Inc. serves as Transfer Agent and Dividend Disbursing Agent for the Fund.

     EXPENSES. The Fund bears all expenses of its operation, subject to the expense limitation agreement described above. In particular, the Fund pays: investment advisory fees; shareholder servicing fees and expenses; custodian and transfer agent expenses; legal, accounting and auditing fees and expenses;

expenses of computing its net asset value per share; federal and state registration fees and expenses with respect to its shares; proxy and shareholder meeting expenses; expenses of issuing and redeeming its shares; independent trustees' fees and expenses; expenses of fidelity bond, liability and other insurance coverage; brokerage commissions; taxes; trade association fees; and certain non-recurring and extraordinary expenses. The expenses of organizing and initially registering and qualifying the Fund's shares under federal and state securities laws are being charged to the Fund's operations, as an expense, over a period not to exceed 60 months from the Fund's inception date and are subject to the expense limitation set forth under "Expense Information."

     The Fund's annualized ratio of operating expenses to average net assets for the fiscal year ended December 31, 1996 is set forth under the "Financial Highlights" section.


                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

     The Fund has qualified and elected to be treated as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), and intends to qualify as such for each taxable year. Provided that the Fund continues to qualify as a RIC, it will not be subject to federal income or excise tax on its income and gains distributed to its shareholders in accordance with the Code's timing and other requirements.

     Income dividends, if any, will be paid at least annually by the Fund. Similarly, net capital gains, if any, realized during the taxable year will be distributed no less frequently than annually. Income dividends are derived from the Fund's net investment income, including dividends and interest, and net short-term capital gains received by the Fund, and are taxable to you as ordinary income for regular federal income tax purposes. Corporate shareholders may be entitled to take the corporate dividends-received deduction for income dividends received that are attributable to dividends received by the Fund from domestic corporations, subject to certain restrictions under the Code. Distributions designated by the Fund as from its net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have held your shares. Distributions declared in October, November or December as of a record date in such a month and paid in the following January are treated under the Code as if they were received on December 31 of the year declared. The Fund will mail tax information to record shareholders by the end of January indicating the federal tax status of income dividends and capital gains distributions for the Fund. Such tax status is not affected by the investor's choice to receive such distributions in additional shares or in cash. Distributions of the Fund may also be subject to state and local as well as foreign taxes.

     TAX WITHHOLDING AND CERTIFICATION INSTRUCTIONS. The financial institutions that are record holders of the Fund's shares are required by federal law to withhold as "backup withholding" 31% of reportable payments (which may include income dividends, capital gain distributions and share redemption proceeds) paid to individuals and other non-exempt shareholders who have not provided the Fund with their correct social security or other taxpayer identification number (TIN) and certain certifications required by the IRS. In order to avoid such withholding and possible penalties, investors must certify under penalties of perjury on their account application to the applicable financial institution, or on a separate W-9 Form, that the TIN provided is their correct TIN (or that a TIN has been applied for, and the investor may be subject to withholding in the interim) and that the investor is not currently subject to backup withholding or is exempt from backup withholding. The applicable financial institution may also be required to impose backup withholding if it is notified by the IRS or a broker that the TIN provided is incorrect or that the investor is otherwise subject to withholding. Any tax withheld may be credited against taxes owed on the investor's federal income tax return.

     An individual's TIN is generally his social security number. Special rules apply in determining the TIN that an entity, including an exempt recipient, must provide. Exempt recipients include corporations, tax exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others. Investors who are unsure of the correct TIN to provide or of whether they are exempt recipients should consult a tax adviser. For further information, see Section 3406 of the Code and consult a tax adviser.

     Persons who are not U.S. persons under the Code should provide the applicable financial institution with an IRS Form W-8 to avoid backup withholding on capital gain distributions and redemption proceeds. Such investors should consider the U.S. and foreign tax consequences of an investment in the Fund, including the possible applicability of a U.S. withholding tax at rates up to 30% on ordinary income dividends paid to non-U.S. persons.


REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. Unless a record holder elects otherwise, as permitted in the account application, income dividends and capital gain distributions will be reinvested in additional shares of the Fund and will be credited to each record holder's account with the Fund at the net asset value per share next determined as of the ex-dividend date. Both income dividends and capital gains distributions are paid by the Fund on a per share basis. As a result, at the time of such payment, the net asset value per share of the Fund will be reduced by the amount of such payment. Income dividends and capital gains distributions are taxable to investors as described above, regardless of whether they are taken in cash or reinvested in shares of the Fund, unless the accounts of such investors are used to fund tax-qualified retirement plans, IRAs, SEP-IRAs and other tax-deferred plans or accounts. Participants in such plans or accounts may be subject to tax on all or a portion of their distributions from such plans or accounts under complex Code provisions concerning which a tax adviser should be consulted. Written requests to change the manner in which income dividends and capital gain distributions are received must be received by the Fund's Transfer Agent at least ten days before the next scheduled distribution. Clients of RWB should consult RWB concerning the dividend and distribution options for their particular account.


                               PORTFOLIO BROKERAGE

     In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders under the circumstances. Commission rates are a component of price and are considered together with other factors including the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Subject to the foregoing policy and pursuant to procedures established by the Board of Trustees to regulate commissions paid to WPG, the Fund intends to utilize WPG as its primary broker in connection with the purchase and sale of exchange-traded portfolio securities. As the Fund's primary broker, WPG will receive brokerage commissions from the Fund, limited to the "usual and customary broker's commission" specified by the 1940 Act. The Fund intends to continue to use WPG as its primary broker on exchange-traded securities, provided WPG is able to provide execution at least as favorable as that provided by other qualified brokers.

     The Board of Trustees for the Fund has developed procedures to limit the commissions received by WPG to the standard specified by the 1940 Act and the rules thereunder. On a quarterly basis, the Fund's Board of Trustees reviews commissions paid to WPG to assure its compliance with such procedures.

     The Fund may also execute its portfolio transactions through qualified brokers other than WPG. In selecting such other brokers, the Adviser will consider the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by such brokers. Accordingly, the commissions paid to any such broker may be greater than the amount another firm might charge, provided WPG determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker. Such information may be used by WPG (and its affiliates) in managing all of its accounts and not all of such information may be used by the Adviser in managing the Fund. In selecting other brokers for the Fund, WPG may also consider the sale of Fund shares effected through such other brokers as a factor in their selection, provided the Fund obtains the best price and execution of orders under the circumstances.

     Money market securities and other fixed income securities in which the Fund may invest are traded primarily in the OTC market. For transactions effected in the OTC market, the Fund intends to deal with the primary market-makers in the securities involved, unless a more favorable result is obtainable elsewhere.

                         ORGANIZATION AND CAPITALIZATION

     The Fund was organized as a business trust under the laws of the State of Delaware on February 16, 1993. On May 1, 1996, the Fund changed its name from "U.S. Large Stock Fund" to "RWB/WPG U.S. Large Stock Fund."

     The Fund currently issues one class of shares all of which have equal rights with regard to voting, redemptions, dividends and distributions. Shares in the Fund, when issued, are fully paid and nonassessable. The shares in the Fund have no preemptive or conversion rights. In the event of liquidation of the Fund, shareholders in the Fund are entitled to a pro rata share of the Fund's net assets available for distribution to shareholders. Although the Fund has no current intention to do so, the Fund may issue additional classes of shares on such terms and subject to such rights and preferences as the Trustees may establish. As of March 31, 1997, RWB held 99% of the outstanding shares of the Fund in accounts of clients with respect to which RWB exercises investment discretion. RWB disclaims beneficial ownership of such shares.

     The Fund's activities are supervised by the Board of Trustees. The Board has overall responsibility for the management of the business of the Fund. Shareholders in the Fund have one vote for each share held on matters as to which they are entitled to vote. The Fund is not required to hold, and has no current intention of holding, annual shareholder meetings. Nevertheless, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement. The Fund will assist shareholders in communicating with other shareholders in connection with obtaining the necessary signatures to cause the Fund to call a meeting of shareholders to consider the removal of a Trustee in accordance with
Section 16(c) of the 1940 Act. See "Organization" in the Fund's SAI.


                          RISK CONSIDERATIONS AND OTHER
                        INVESTMENT PRACTICES AND POLICIES

     FUTURES CONTRACTS. Subject to its investment objectives and policies, the Fund may purchase and sell futures contracts based on the S&P 500 Index. The Fund may engage in futures transactions for hedging and non-hedging purposes.

     The use of futures contracts entails certain risks, including, but not limited to the following: no assurance that futures transactions can be offset at favorable prices; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the initial face amount of the futures contracts themselves. The use of futures contracts requires special skills in addition to those needed to select portfolio securities. If the expectations of the Adviser regarding movements in securities prices are incorrect, the Fund may have experienced better investment results without the use of futures contracts. A further discussion of futures contracts and their associated risks is contained in the Fund's SAI.

     ADRs. The Fund may purchase ADRs to the extent such ADRs are included in the S&P 500. ADRs are U.S. dollar denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on domestic exchanges or in the U.S. over-the- counter market and, generally, are in registered form. The Fund will only invest in ADRs that are issued in a program sponsored by the issuer of the underlying securities.

     FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When such transactions are negotiated, the price of such securities is fixed at the time of the commitment, but delivery and payment for the securities may take place up to 90 days after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to settlement date. When the Fund purchases securities on a forward commitment or when-issued basis, the Fund's custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitment. The Fund will not enter into such transactions for leverage purposes. The Fund may close-out a position in securities purchased on a when-issued, delayed delivery or forward commitment basis prior to the settlement date.

     EURODOLLAR AND YANKEE DOLLAR INVESTMENTS. The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

     REPURCHASE AGREEMENTS. The Fund may utilize repurchase agreements through which it may purchase a security (the "underlying security") from a domestic securities dealer or bank that is a member of the Federal Reserve System. Under the agreement, the seller of the repurchase agreement (i.e., the securities dealer or bank) agrees to repurchase the underlying security at a mutually agreed upon time and price. In repurchase transactions, the underlying security, which must be a high-quality debt security, is held by the Fund's custodian through the federal book-entry system as collateral and marked-to-market on a daily basis to ensure full collateralization of the repurchase agreement. Should the other party to the repurchase agreement default on its obligation or become insolvent and subject to bankruptcy or similar laws, the Fund may be delayed in, or prevented from, liquidating the collateral.

     DIVERSIFICATION. The Fund is registered as a diversified fund under the 1940 Act. As such, the Fund has a fundamental policy that limits its investments so that, with respect to 75% of its assets, the Fund will not purchase any security, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by U.S. Government securities.

     PORTFOLIO TURNOVER. Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by the Fund and the Fund's annual portfolio turnover rate may vary significantly from year to year. The actual portfolio turnover rates for the Fund are noted in the "Financial Highlights" section of this Prospectus.

     CERTAIN OTHER POLICIES TO REDUCE RISKS. The Fund has adopted certain fundamental investment policies in managing its portfolio that are designed to reduce risk. The Fund will not (i) issue senior securities (except as permitted by the 1940 Act and except that it may issue shares of its beneficial interest in multiple classes or series) or borrow money except for certain temporary or emergency purposes and then not in excess of 33% of its assets; (ii) make loans except through the purchase of certain fixed-income securities; (iii) engage in underwriting securities of others except to the extent the Fund may be deemed to be an underwriter in purchasing and selling portfolio securities; (iv) purchase or sell real estate; (v) invest in commodities or commodities contracts other than financial futures contracts and when-issued securities; or (vi) exceed the issuer diversification limits set forth under "Diversification" above.

     OTHER INVESTMENT COMPANIES. Notwithstanding the above policies, the Fund may, subject to authorization by its Board of Trustees, invest all of its assets in the securities of a single open-end investment company (a "pooled fund"). If authorized by its Board, the Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Board currently does not intend to authorize investing in a pooled fund.

     The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG. For example, the Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

     FURTHER INFORMATION. The Fund's investment program is subject to further restrictions as described in the SAI. The Fund's investment objective and investment program, unless otherwise specified, are not fundamental and may be changed without shareholder approval by the Board of Trustees of the Fund upon 30 days' written notice to shareholders. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs.

THE FUND'S INVESTMENT PERFORMANCE

     The Fund may illustrate in advertisements and sales literature its average annual total return, which is the rate of growth of the Fund that would be necessary to achieve the ending value of an investment kept in the Fund for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value, and (2) all recurring fees are included for applicable periods.

     The Fund may also illustrate in advertisements its cumulative total return for several time periods throughout the Fund's life based on an assumed initial investment of $1,000. Any such cumulative total return for the Fund will assume the reinvestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.

     For additional information on the RWB Funds or for daily prices, please call 1-800-366-7266 - EXT. 124.

                                       PART B

                           RWB/WPG U.S. LARGE STOCK FUND



                               A No-Load, Diversified

                                    Mutual Fund




                              STATEMENT OF ADDITIONAL

                                    INFORMATION




                                    May 1, 1997

              This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the RWB/ WPG U.S. Large Stock Fund dated May 1, 1997, as amended and/or supplemented from time to time (the "Prospectus"), a copy of which may be obtained without charge by writing to RWB/WPG U.S. Large Stock Fund, 1190 Saratoga Avenue, Suite 200, San Jose, California 95129 or calling 1-(800)-366-7266 EXT. 124.








         THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                 TABLE OF CONTENTS
                                                                PAGE

         INVESTMENT OBJECTIVE AND POLICIES                         1
              Futures Transactions                                 2
              Repurchase Agreements                                4
              Other Investment Companies                           5

         INVESTMENT RESTRICTIONS                                   5

         INVESTMENT ADVISER AND ADMINISTRATOR                      8
              Investment Adviser                                   8
              Administrator                                       11

         TRUSTEES AND OFFICERS                                    13

         HOW TO PURCHASE SHARES                                   17

         REDEMPTION OF FUND SHARES                                18

         SHAREHOLDER SERVICES                                     19

         NET ASSET VALUE                                          19

         DIVIDENDS, DISTRIBUTIONS AND TAX STATUS                  20

         PORTFOLIO BROKERAGE                                      24

         PORTFOLIO TURNOVER                                       28

         ORGANIZATION                                             29

         PERFORMANCE INFORMATION                                  30

         PERFORMANCE SUMMARY                                      31

         CUSTODIAN                                                31

         TRANSFER AGENT                                           31

         INDEPENDENT AUDITORS                                     31

         FINANCIAL STATEMENTS                                     32

         INVESTMENT OBJECTIVE AND POLICIES


              RWB/WPG U.S. Large Stock Fund (the "Fund") is a registered no-load, diversified open-end management investment company organized as a Delaware business trust on February 16, 1993. On May 1, 1996, the Fund changed its name from "U.S. Large Stock Fund" to "RWB/WPG U.S. Large Stock Fund."


                   The investment objective, policies and restrictions of the Fund may be changed or altered by the Board of Trustees of the Fund (the "Board"), without shareholder approval except to the extent such policies and restrictions have been adopted as fundamental. See "Investment Restrictions." The securities in which the Fund may invest and certain other investment policies are described in the Fund's Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus.

              The Fund offers investment advisory clients of Reinhardt Werba Bowen Advisory Services, 1190 Saratoga Avenue, Suite 200, San Jose California 95129, a registered investment adviser, the opportunity to participate in a portfolio of securities selected and managed to seek to provide investment results that exceed the performance of publicly traded common stocks in the aggregate, as represented by the capitalization weighted Standard & Poor's 500 Composite Index (the "S&P 500 Index"). Normally the Fund seeks to achieve its goal by investing in a portfolio of stocks that is more "efficient", as that term is used in modern portfolio theory, than the S&P 500 Index selected common stocks. While equity securities will comprise most or all of the Fund's portfolio, the Fund may invest in index futures, American Depositary Receipts (ADRs) to the extent they are represented in the S&P 500, repurchase agreements, Eurodollar and Yankee dollar obligations and short-term, high quality debt obligations. The Fund may also purchase securities on a when-issued basis. There can be no assurance that the Fund's investment objective will be achieved. (See "Description of the Fund" and Risk Considerations and Other Investment Practices and Policies of the Fund" in the Fund's Prospectus.)


              At the time of re-optimization the Fund's portfolio, no stock will normally have a weighting in the Fund's portfolio greater than four times its weighting in the S&P 500 Index or, in modeling the portfolio, normally, at the time of purchase, more than 10% of the Fund's total assets. WPG's research personnel will monitor and occasionally make changes in the way the Quantitative Equity Fund's portfolio is constructed or traded. Such changes may include determining better ways to eliminate issues from consideration in the matrix, improving the manner in which the matrix is calculated, altering constraints in the optimization process and effecting changes in trading procedure (to reduce transaction costs or enhance the effects of rebalancing). Any such changes are intended to be consistent with the Fund's basic philosophy of seeking higher returns than those that could be obtained by investing directly in all of the stocks in the S&P 500 Index.


         Futures Transactions

              The Fund may enter into futures contracts for the purchase or sale of futures contracts based on the S&P 500 Index which are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC").

         Futures Contracts on Indices. Futures contracts on indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular futures contract reflect changes in the value or level of the index on which the futures contract is based.

         Hedging Strategies. Hedging by use of futures contracts seeks to establish with more certainty than would otherwise be possible the value of or effective rate of return on portfolio securities or securities that the Fund proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated decline in securities prices or rise in interest rates that would adversely affect the value of the Fund's portfolio securities. If, in the opinion of Weiss, Peck & Greer, L.L.C., the Fund's investment adviser (the "Adviser"), there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on the S&P 500 Index, the Fund may enter into such other futures contracts as part of its hedging strategy. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when the Fund anticipates the purchase of particular securities when it has the necessary cash, but expects the price or rate of return then available in the securities market to be less favorable than prices or rates that are currently available in the futures markets.


         Limitations and Risks of Futures Transactions. The Fund may engage in futures transactions for hedging purposes in accordance with CFTC regulations or to seek to increase total return to the extent permitted by such regulations. In utilizing futures for hedging the Fund will determine that the price fluctuations in the futures contracts used for hedging are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts and options (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian to collateralize the position, thereby insuring that the use of such futures contracts and options is unleveraged. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures position (purchases futures contracts) the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the securities market at the time when the futures position is closed out. However, in particular cases when it is economically advantageous for the Fund to do so, a long futures position may be terminated without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing futures contracts and premiums paid for options on futures entered into for the purpose of seeking to increase total return (net of the amount the positions were "in the money" at the time of purchase) would not exceed 5% of the market value of the Fund's net assets, after taking into account unrealized gains and losses on such positions.


              The Fund will incur brokerage fees in connection with its futures transactions, and it will be required to deposit and maintain funds with its brokers as margin to guarantee performance of its futures obligations. In addition, while futures contracts may be traded to reduce certain risks, futures trading itself entails certain other risks. Thus, while the Fund may benefit from the use of such contracts, unanticipated changes in stock market prices or in interest rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Moreover, in the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

              To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures contracts. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contracts.

         Repurchase Agreements

              The Fund may enter into repurchase agreements in order to generate additional current income. A repurchase agreement is an agreement under which the Fund acquires a money market instrument, generally a United States Government obligation, from a financial institution subject to resale to the financial institution at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the instrument. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. Repurchase agreements of more than one week's duration are subject to the Fund's limitation on investments in illiquid securities.

              The use of repurchase agreements involves certain risks.
         For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

         Other Investment Companies

              The Fund may, subject to authorization by its Board of Trustees, invest all of its investable assets in the securities of a single open-end investment company (a "Portfolio"). If authorized by the Board, the Fund would seek to achieve its investment objective by investing in a Portfolio, which Portfolio would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Board does not intend to authorize investing in this manner at this time.


              The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG. For example, the Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a registered open-end investment company, the Investment Adviser will waive its advisory fees on the portion of the Fund's assets so invested.



         INVESTMENT RESTRICTIONS

              The Fund has adopted the following investment restrictions, which may not be changed without approval of the holders of a majority of its outstanding shares (a term which in this Statement of Additional Information means the lesser of (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund). So long as these fundamental restrictions are in effect, the Fund may not:

              1. Purchase or sell real estate including securities of real estate limited partnerships, but the Fund may invest in securities of companies engaged in the real estate business.

              2. Issue senior securities except as permitted by the Investment Company Act of 1940, as amended, and except that the Fund may issue shares of its beneficial interest in multiple classes or series, or borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes.

              3. Make loans, except that this restriction shall not prohibit the making of securities loans, the purchase of or investment in bank certificates of deposits or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, or the entry into repurchase agreements.

              4. Engage in the business of underwriting securities of others, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, when it purchases or sells portfolio securities in accordance with its investment objective and policies; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies, and restrictions as the Fund.

              5. Purchase securities, excluding U.S. Government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% of its total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies, and restrictions as the Fund.

              6. Invest in commodities or in commodities contracts except that the Fund may purchase and sell financial futures contracts on the S&P 500 and related options, and the Fund may purchase securities on a when-issued, stand-by or forward commitment basis.

              7. With respect to 75% of its total assets, purchase any security, if as a result: (i) more than 5% of its total assets would be invested in securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or (ii) the Fund would own more than 10% of the voting securities of any issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies, and restrictions as the Fund.

              In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, the Fund may not:


              (a) invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment; (b) purchase securities of any open-end investment company if, as a result, more than 10% of the Fund's assets would be invested in securities of such other investment companies or more than 5% of its assets would be invested in securities of any one such investment company or the Fund would own more than 3% of the outstanding voting securities of any one such investment company, except as part of a merger, consolidation or acquisition; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund; (c) participate on a joint or joint and several basis in any securities trading account; provided, however, that combining or "bunching" of orders of other accounts under the investment management of the Adviser shall not be considered participation in a joint securities trading account;
         (d) invest in or retain the securities of any issuer, if, to the knowledge of the Fund, the officers and Trustees of the Fund who individually own in excess of 1/2 of 1% of the issuer's securities own more than 5% of such securities in the aggregate;
         (e) purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options; (f) make short sales of securities, unless the Fund owns an equal amount of the securities or securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short; (g) invest in oil, gas or other mineral leases; (h) purchase or sell call or put options; (i) invest more than 10% of its total assets in the securities of any issuer which, together with its predecessors, has been in operation for less than three years excluding U.S. Government securities and debt securities which have been rated investment grade or better by at least one NRSRO; provided, however, the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund; (j) invest more than 15% of its total assets in restricted securities including those eligible for resale under Rule 144A under the 1933 Act; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund; (k) invest in securities which are illiquid if as a result, more than 15% of its net assets would consist of such securities; provided, however, that this restriction shall not apply to repurchase agreements having less than seven days to maturity, reverse repurchase agreements, firm commitment agreements, and futures contracts and options thereon; (l) invest more than 5% of its total assets in warrants or more than 2% of its total assets in warrants which are not listed on either the NYSE or the American Stock Exchange except that for this purpose, warrants acquired in units or securities shall be deemed without value; (m) purchase securities while borrowings outstanding exceed 5% of its net assets; and (n) purchase securities of real estate investment trusts that are not readily marketable.


              The Fund has no current intention of investing in the current fiscal year in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended.

              All percentage limitations (except for limitations on borrowing) apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be treated as a violation.

                        INVESTMENT ADVISER AND ADMINISTRATOR

              (See "Investment Adviser and Administrator" and "Portfolio Brokerage" in the Prospectus.)

         Investment Adviser


              The Fund's investment adviser is Weiss, Peck & Greer, L.L.C. (the "Adviser"). The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement dated May 19, 1993 (the "Agreement"), which was initially approved by the Board of Trustees of the Fund and by WPG, as the Fund's sole shareholder, on April 29, 1993. On April 24, 1996 the Board of Trustees approved an amendment to and the continuation of the Agreement until April 30, 1997. The amendment permanently reduced the advisory fee payable to the Adviser under the Agreement.

              Pursuant to the Agreement, the Adviser supervises and assists in the management of the assets of the Fund and furnishes the Fund with research, statistical, advisory and managerial services. The Adviser also pays the compensation of all Trustees who are "interested persons" (as defined in the Investment Company Act) of the Adviser except for Mr. Alan Werba, who is compensated by Reinhardt Werba Bowen.




              The Fund pays administration fees, taxes, brokerage fees and commissions on portfolio transactions, interest, legal and accounting fees, organizational expenses of the Fund, fees of custodians and transfer agents, costs of share certificates, costs in connection with annual or special meetings of shareholders, including the preparation and distribution of proxy materials, costs in connection with the preparation and distribution of periodic reports to shareholders, insurance premiums, expenses of an extraordinary and nonrecurring nature, the compensation of non-executive employees of the Fund and fees of Trustees who are not "interested persons" of the Adviser.


              For its investment advisory services under the Agreement, the Adviser is entitled to receive a monthly fee equal on an annual basis to a percentage of the Fund's average daily net assets as follows: 0.26% up to $500 million, 0.24% from $500 million to $1 billion, 0.22% from $1 billion to $2 billion, and 0.20% thereafter. For the period from inception (June 8, 1993) to December 31, 1993 and for the fiscal years ended December 31, 1994 and 1995, the Fund paid the Adviser advisory fees of $30,000, $238,045 and $436,134, respectively, after the expense limitation. Had the Adviser not agreed to limit its advisory fee, the Fund would have paid the Adviser advisory fees of $96,494, $271,941 and $457,958, respectively. Prior to April 1,
         1996, the Fund paid an advisory fee equal on an annual basis to a percentage of the Fund's average daily net assets as follows:
         0.31% up to $200 million, 0.26% from $200 million to $500 million, 0.24% from $500 million to $1 billion, 0.22% from $1 billion to $2 billion, and 0.20% thereafter.

              The advisory fee is accrued daily and will be prorated if the Adviser shall not have acted as the Fund's investment adviser during any entire monthly period. The Agreement provides that if the operating expenses of the Fund in any year, including the investment advisory fee, but excluding taxes, brokerage commissions, interest, dividends paid on securities sold short and extraordinary legal fees and expenses exceed the expense limits set by state securities law administrators in states in which the Fund's shares are sold, the amount payable to the Adviser will be reduced (but not below zero) by the amount of such excess. The most restrictive state securities law expense limit presently in effect requires such reduction if expenses exceed 2.5% of the first $30 million, 2.0% of the next $70 million and 1.5% of the remainder of the average daily net assets of the Fund during such year. During the period from inception (June 8, 1993) to December 31, 1993 and for the fiscal years ended December 31, 1994 and 1995, there were no restrictions of amounts payable to the Adviser by the Fund made pursuant to this expense limitation. The Adviser has also agreed to limit total fund operating expenses to certain levels, as further described under "Expense Information" and "Management of the Fund" in the Fund's Prospectus.

              The Agreement provides that the Adviser will not be liable for any loss sustained by the Fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research of the Adviser, or upon investigation and research made by any other individual, firm or corporation if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Adviser of its duties or by reason of the Adviser's reckless disregard of its obligations and duties thereunder.


              The Agreement may be modified or amended only with the approval of the holders of a majority of the Fund's outstanding shares and by a vote of the majority of those Trustees of the Fund who are not parties to the Agreement or "interested persons" of the Fund or the Adviser. The Agreement's continuance must be approved annually by a majority vote of the Board or by a vote of the holders of a majority of the outstanding shares of the Fund, but in either event it also must be approved by a vote of a majority of those Trustees of the Fund who are not parties to the Agreement or "interested persons" of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated without penalty, by either party upon 60 days' written notice and automatically will terminate in the event of its assignment.

              Officers and Trustees of the Fund who are also partners in and employees of the Adviser may receive indirect compensation by reason of investment advisory fees paid by the Trust to the Adviser. Mr. Werba, who is a Trustee of the Fund and a shareholder and officer of RWB, may receive indirect compensation by reason of the shareholder services fee paid by the Fund to RWB. See "Shareholder Services."

              WPG has capital in excess of $64 million. WPG consists of 45 principals, one of whom is a member of the NYSE, and certain associate principals. WPG has approximately 214 full-time
         employees in addition to its principals.   WPG together with its
         wholly-owned subsidiary acts as investment adviser or manager for approximately $13 billion of institutional and private investment accounts.


              The senior managing principals of the Adviser are Messrs. Stephen H. Weiss, Philip Greer, Melville Straus and Roger J. Weiss, brother of Stephen H. Weiss. Francis H. Powers is a principal of the Adviser and Executive Vice President and Treasurer of the Fund. Jay C. Nadel is a principal of WPG and an Executive Vice President and Secretary of the Fund. The principals of WPG who serve on WPG's executive committee are Stephen H. Weiss (Chairman), Roger J. Weiss, Phillip Greer, Melville Straus, Ronald M. Hoffner and Wesley W. Lang, Jr.


              The person responsible for the day-to-day management of the Fund's portfolio is Mr. Joseph N. Pappo. Messrs. Stephen H. Weiss and Roger J. Weiss may also participate in the Fund's investment decisions and all of the principals in WPG consult on a regular basis among themselves about general market conditions, as well as specific securities and industries.






              In addition to the Fund, the Adviser acts as the investment adviser to each fund in the Weiss, Peck & Greer Group of Funds.


              In the management of the Fund and its other accounts, the Adviser and its subsidiaries allocate investment opportunities to all accounts for which they are appropriate subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are allocated on a pro rata basis. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Fund is concerned. However, it is the judgment of the Board that the desirability of continuing the Fund's advisory arrangements with the Adviser outweighs any disadvantages that may result from contemporaneous transactions. See "Portfolio Brokerage."

         Administrator


              WPG, in its capacity of Administrator, performs administrative, transfer agency related and shareholder relations services and certain clerical and accounting services for the Fund under an administration agreement dated May 19, 1993 (the "Administration Agreement"). More specifically, these obligations pursuant to the Administration Agreement include, subject to the general supervision of the Board of Trustees of the Fund, (a) providing supervision of all aspects of the Fund's non-investment operations (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to agreements with the Fund), (b) providing the Fund to the extent not provided pursuant to such agreements, for the preparation, at the Fund's expense, of its tax returns, reports to shareholders, periodic updating of the prospectuses and reports filed with the Commission and other regulatory authorities, (c) providing, to the extent not provided pursuant to other agreements, the Fund with personnel to perform such executive, administrative, accounting and clerical services as are reasonably necessary to provide effective administration of the Fund, (d) providing the Fund, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, (e) maintaining all of the Fund's records other than those maintained pursuant to such agreements or the Advisory Agreement, and (f) providing to the Fund, to the extent not provided pursuant to other agreements, transfer agency-related and shareholder relations services and facilities and the services of one or more of its employees or officers, or employees or officers of its affiliates, relating to such functions (including salaries and benefits, office space and supplies, equipment and training).






              For its services under the Administration Agreement, the Administrator currently does not receive any compensation, although the Board of Trustees may in the future decide to compensate WPG for the provisions of administrative services.


              The Fund pays: (i) fees and expenses of any investment adviser or administrator of the Fund; (ii) organization expenses of the Fund; (iii) fees and expenses incurred by the Fund in connection with membership in investment company organizations;
         (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any, (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of its employees rendering legal services to the Fund); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the Fund; (ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the Fund; (x) the expenses of and fees for registering or qualifying shares of the Fund for sale and of maintaining the registration of the Fund as a broker or a dealer; (xi) the fees and expenses of Trustees of the Fund who are not affiliated with the Adviser or RWB; (xii) the cost of preparing and distributing reports and notices to shareholders, the SEC and other regulatory authorities; (xiii) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Fund insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation printing and mailing; and (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

              The Fund's Advisory and Administration Agreements each provide that WPG, in its capacities as investment adviser and administrator, may render similar services to others so long as the services provided thereunder are not impaired thereby.

              In an attempt to avoid any potential conflict with portfolio transactions for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come before those of the Adviser and its principals and employees.




                               TRUSTEES AND OFFICERS

              The Board has responsibility for management of the business of the Trust. The executive officers of the Trust are responsible for its day to day operation. The Trustees and officers of the Trust are as follows:


      Name and Address/Title/
      Date of Birth              Principal Occupations During Past Five Years


      Roger J. Weiss*            Senior Managing Principal, Weiss, Peck &
      One New York Plaza           Greer, L.L.C.
      New York, NY  10004        Chairman of the Board of all WPG Funds
                                 President, Weiss, Peck & Greer International
      Chairman of the Board        Fund
      and Trustee                Executive Vice President and Director, WPG
                                   Advisers, Inc.
      4/29/39                    Former Executive Vice President and Director,
                                  Tudor Management Company

      Raymond R. Herrmann, Jr.** Chairman of the Board, Sunbelt Beverage
      654 Madison Avenue           Corporation (distributor of wines and
      Suite 1400                   liquors)
      New York, NY  10017        Former Vice Chairman and Director, McKesson
                                   Corporation (U.S distributor of
      Trustee                      drugs and health care products, wine and
                                   spirits)
      9/11/20                    Life Member, Board of Overseers of Cornell
                                   Medical College
                                 Member of Board and Executive Committee, Sky
                                   Ranch for Boys
                                 Member, Evaluation Advisory Board,
                                   Biotechnology Investments, Ltd.

      Thomas J. Hilliard, Jr.**  Former President and Director, American Steel
      1316 Inverness Avenue        Company (manufacturer of cotter
      Pittsburgh, PA  15217        pins and wire forms)
                                 Director, Dollar Bank of Pittsburgh (mutual
      Trustee                      savings bank)
      10/8/20

      Lawrence J. Israel**       Private Investor
      200 Broadway, Suite 249    Director and Trustee of the Touro Infirmary
      New Orleans, LA  70118     Member of the Intercollegiate Athletics
                                   Committee of the Administrators of the
      Trustee                      Tulane Educational Fund
      12/13/34

      Graham E. Jones**          Financial Manager, Practice Management
      23 Chestnut Street           Systems
      Boston, MA  02108            (Medical Services Company)
                                 Director, the Malaysia Fund
      Trustee                    Director, the Thai Fund
                                 Member of the Advisory Council, The Thailand
      1/31/33                      Fund
                                 Director, the Turkish Investment Fund
                                 Trustee, various investment companies managed
                                   by Morgan Grenfell Capital Management, Inc., since 1993
                                 Director, the Pakistan Fund

      Paul Meek**                Financial and Economic Consultant to foreign
      5837 Cove Landing Road       central banks under the auspices of each of
      Burke, VA  22015             the Harvard Institute for International
                                   Development, the International Monetary Fund
      Trustee                      and the World Bank
                                 President, PM Consulting (financial and
      11/12/25                     economic consulting)
                                 Former Consultant, Fischer, Francis, Trees &
                                   Watts ("FFTW") (fixed income investment
                                   managers)
                                 Trustee, FFTW Funds
                                 Former Vice President and Monetary Adviser,
                                   Federal Reserve Bank of New York

      William B. Ross**          Financial Consultant
      2733 E. Newton Avenue      Former Senior Vice President, Mortgage
      Shorewood, WI  53211         Guaranty
                                   Insurance Corporation (mortgage credit
                                   insurer)
      Trustee                    Former Senior Vice President, MGIC Investment
                                   Corporation (financial services holding
      8/22/27                      company)

      Harvey E. Sampson**        Chief Executive Officer and Chairman of Harvey
      600 Secaucus Road            Group, Inc. (retail sales of consumer
      Secaucus, NJ  07094          electronics)
                                 Trustee, Cornell University
      Trustee                    Joint Board of The New York Hospital -
                                   Cornell Medical Center
      3/29/29                    Trustee, North Shore University Hospital

      Robert A. Straniere**      Member, New York State Assembly
      182 Rose Avenue            Sole Partner, Straniere Law Firm
      Staten Island, NY 10306    Director, various Reich and Tang Funds

      Trustee

      3/28/41

      Alan Werba*                Registered Principal, Reinhardt Werba
      1190 Saratoga Avenue         Bowen Advisory Services (investment adviser)
      Suite 200                  Registered Principal, Royal Alliance Inc.
      San Jose, CA 95129           (broker-dealer) since 1991
                                 Registered Principal, Integrated Resources
      Trustee                      Equity Corporation (broker-dealer)
                                   1988-1991
      6/5/49

      Francis H. Powers*         Principal, Weiss, Peck & Greer, L.L.C.
      One New York Plaza         Vice President and Secretary, Weiss, Peck &
      New York, NY 10004           Greer Advisers, Inc.
                                 Executive Vice President and Treasurer of all
      Executive Vice President     WPG Funds
      and Treasurer              Former Vice President and Secretary, Tudor
                                   Management Company
      7/6/40

      Jay C. Nadel*              Principal, Weiss, Peck & Greer, L.L.C.
      One New York Plaza         Director of Operating Departments
      New York, NY  10004        Executive Vice President and Secretary of all
                                   WPG Funds
      Executive Vice President
      and Secretary

      7/21/58

      Arlen S. Oransky*          Vice President, Mutual Fund
      One New York Plaza          Operations, Weiss, Peck & Greer, L.L.C.
      New York, NY  10004         since December, 1991
                                 Assistant  Vice President of all
      Assistant Vice              WPG Funds since April, 1991
      President                  Manager of Investment Services
                                  Weiss, Peck & Greer, L.L.C. from July,
      2/17/56                     1990 to December, 1991
                                 Assistant Secretary/Manager of
                                  Investment Services, Review
                                  Management Corporation, from July,
                                  1987 to July, 1990

      Joseph J. Reardon*         Senior Vice President, Mutual Fund
      One New York Plaza          Operations, Weiss, Peck & Greer, L.L.C.
      New York, NY  10004         since 1995 (Vice President since
                                  December, 1993)
      Vice President             Manager, Mutual Fund Operations,
                                  Weiss, Peck & Greer, L.L.C.
                                  from February, 1990 to December, 1993
      4/4/60                     Vice President of all
                                  WPG Funds since April, 1991
                                 Manager Mutual Fund Operations,
                                  Wood, Struthers & Winthrop from
                                  May, 1988 to February, 1990

      Joseph Parascondola*       Assistant Manager, Mutual Fund Operations,
      One New York Plaza          Weiss, Peck & Greer, L.L.C. since 1995
      New York, NY  10004        Manager, Mutual Fund Accounting, Concord
                                  Financial Group, November 1991 to
      Assistant Vice President    November, 1995
                                 Manager, Mutual Fund Accounting, Security
      6/6/63                      Pacific National Bank, February 1991 to
                                  November 1991


      _______________________

        * "Interested Person" within the meaning of the Investment Company Act. ** Member of the Audit Committee and the Special Nominating Committee.

      Compensation of Trustees and Officers

          The Fund pays no compensation to its Trustees affiliated with the Adviser or RWB, or its officers. None of the Fund's Trustees or officers have engaged in any financial transactions with the Fund or the Adviser.


          The following table sets forth all compensation paid to the Fund's Trustees as of the Fund's fiscal year ended December 31, 1995:

                                                       Pension or                Total
                                    Aggregate      Retirement Benefits       Compensation
                                   Compensation      Accrued as Part of      from Fund and
     Name of Trustee               from the Fund      Fund's Expenses      Other Funds in Complex


         Roger J. Weiss                $0                  $0                       $0
         Alan Werba                     0                   0                        0
         Raymond R. Herrmann, Jr.     500                   0                   19,625
         Thomas J. Hilliard, Jr.      500                   0                   24,125
         Lawrence J. Israel           500                   0                   24,125
         Graham E. Jones              500                   0                   24,125
         Paul Meek                    500                   0                   19,625
         William B. Ross              500                   0                   24,125
         Harvey E. Sampson            500                   0                   24,125
         Robert A. Straniere          500                   0                   24,125





         Certain Shareholders


              As of March 31, 1996, no person within the knowledge of management of the Fund or RWB directly or indirectly owned, controlled or had the power to vote more than 5% of the outstanding shares of the Fund. As of such date, the officers and Trustees of the Fund as a group owned, directly or indirectly, less than 1% of the shares of the Fund. As of March 31, 1996, RWB held an aggregate $27,668,685 (94.425%) of the shares of the Fund in accounts of clients with respect to which RWB exercises investment discretion and has the power to vote. RWB disclaims beneficial ownership of all of such shares.


                                   HOW TO PURCHASE SHARES

         Shares of the Fund may be purchased only by clients of RWB.


              Clients of RWB who are participants in RWB's Strategic Asset Money Management program pay to RWB an annual asset allocation fee at the rate of 2% (or less on larger accounts) of the average monthly net assets under management in the program, including assets invested in the Fund. Financial institutions utilized by RWB clients also charge certain service and transaction fees for serving as record holders of shares of the Fund and other investments selected by RWB for its clients. These fees, no part of which is received by the Fund or the Adviser, are paid by RWB clients in addition to the expenses of the Fund. The Strategic Asset Money Management program or "SAMM" program currently consists of a number of asset classes. One such asset class is U.S. "blue chip" stocks (the "Large Cap U.S. Stocks class"). The RWB/WPG U.S. Large Stock Fund is one of two mutual funds utilized by RWB to represent the Large Cap U.S. Stocks class.

              For additional information regarding purchases of shares of the Fund, see "How to Purchase Shares" in the Fund's Prospectus.


                              REDEMPTION OF FUND SHARES

              The Fund will redeem shares at the net asset value of such shares next determined after receipt of the redemption order by the applicable financial institution, provided that such order is transmitted to the Fund by its close of business. The redemption price, which may be more or less than the price paid by the shareholder for his shares, is the net asset value per share next determined after a written request for redemption in proper form is received by the applicable financial institution or the Fund. Redemptions are taxable transactions which may result in a gain or loss for Federal, state and local income tax purposes.

               The redemption price may be paid in cash or portfolio securities, at the Fund's discretion. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the redemption price and the shareholder may incur a brokerage charge when the shareholder sells the securities he receives. The selection of such securities will be made in such manner as the Board deems fair and reasonable.


              Payment for redeemed shares normally will be made after receipt from the applicable financial institution of a written request for redemption in proper form within the time periods described in the Prospectus. Such payment may be postponed, and the right of redemption suspended during any period when: (a) trading on the NYSE is restricted as determined by the applicable rules and regulations of the SEC or the NYSE is closed for other than weekends and holidays; (b) the SEC has, by order, permitted such suspension; or (c) an emergency, as defined by rules and regulations of the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

              For additional information concerning Redemptions, see "How to Redeem Shares" in the Fund's Prospectus.

                                SHAREHOLDER SERVICES

              RWB provides account servicing functions for the Fund. These services include but are not limited to: establishing and maintaining a toll-free telephone number for investors to use in obtaining current account information; providing to investors quarterly reports with respect to the Fund's performance, and providing to investors upon request information concerning the operation of the Fund and their investment in the Fund. In consideration of these services, the Fund pays to RWB a fee equal, on an annual basis, to a specified percentage of the Fund's average net assets. RWB will receive a fee of 0.15% annually of average net assets up to $75 million and a fee of 0.20% annually of average net assets exceeding $75 million. See "How to Purchase Shares" in the Fund's Prospectus. Mr. Alan Werba, a Trustee of the Fund, is a shareholder and officer of RWB.





                                   NET ASSET VALUE

              The net asset value of a share of the Fund is determined once daily, Monday through Friday on each day the NYSE is open for regular trading (other than a day during which no shares of the Fund were tendered for redemption and no order to purchase or sell shares of the Fund was received by the Fund) in which there is a sufficient degree of trading in the Fund's portfolio securities to affect materially the Fund's net assets as of the close of regular trading on the NYSE (normally 4:00 P.M., New York City time). The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value is determined by dividing the value of the Fund's securities, cash and other assets (including dividends accrued but not collected) less all its liabilities (including options and accrued expenses but excluding capital and surplus), by the total number of shares outstanding, the result being rounded to the nearest cent. In making such determination, securities listed or admitted to trading on a national securities exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Unlisted securities are valued at the mean between the most recent bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Valuation Committee as authorized by the Board.

              The public offering price of the Fund's shares is the net asset value per share next determined after receipt of an order.

         Orders for shares which have been received by the applicable financial institution prior to the close of trading of the NYSE are confirmed at the offering price effective at the close of the NYSE on that day provided that the order is transmitted to the Fund by its close of business, while orders received subsequent to the close of trading of the NYSE or transmitted to the Fund after its close of business will be confirmed at the offering price effective at the close of the NYSE on the next day on which the net asset value is calculated.

                       DIVIDENDS, DISTRIBUTIONS AND TAX STATUS


              The Fund will be subject to a 4% nondeductible federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires that the Fund distribute (or be deemed to have distributed) to shareholders during a calendar year at least 98% of the Fund's ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, as well as any income or gain (as so computed) from the prior calendar year that was not distributed for such year and on which the Fund paid no federal income tax.

              A portion of the Fund's dividends may qualify for the 70% dividends-received deduction for corporate shareholders. The portion of such dividends which qualifies for such deduction is the portion, properly designated by the Fund, which is derived from dividends of U.S. domestic corporations with respect to shares held by the Fund that are not debt-financed and have been held at least a minimum period, generally 46 days. For this purpose, the Fund's holding periods for such shares may be reduced below the required minimum by certain futures contracts or other positions that diminish its risk of loss with respect to such shares. The dividends-received deduction for corporations will be reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under Federal income tax law and will be eliminated if such shares are deemed to have been held for less than the minimum period referred to above. Shareholders will be informed of the percentages of dividends which may qualify for the dividends-received deduction.
         Section 1059 of the Code provides for a reduction in a stock's basis for the untaxed portion (i.e., the portion qualifying for the dividends-received deduction) of an "extraordinary dividend" if the stock has not been held at least two years prior to the extraordinary dividend. Extraordinary dividends are dividends paid during a prescribed period which equal or exceed 10 percent (5 percent for preferred stock) of the recipient corporation's adjusted basis in the stock of the payor or which meet an alternative fair market value test. To the extent that dividend payments by the Fund to its corporate shareholders constitute extraordinary dividends, such shareholders' basis in their Fund shares will be reduced, and gain recognized upon the redemption of such shares will be correspondingly increased or loss recognized will be reduced.

              Net investment income is the Fund's investment income less its expenses. Dividends from net investment income and the excess of net short-term capital gain over net long-term capital loss will be taxed to shareholders as ordinary income and dividends from net long-term capital gain in excess of net short-term capital loss ("capital gain dividends") will be taxed to shareholders as long-term capital gain, for Federal income tax purposes. Net realized capital gains for a taxable year are computed by taking into account any capital loss carryforward of the Fund. Disclose amount(s) and expiration date(s) of any capital loss carryforwards. Long-term capital gains of the Fund are taxable to shareholders as long-term capital gains if they are either distributed in the form of capital gain dividends or retained by the Fund and designated for treatment as capital gains distributed to the shareholders. Capital gain dividends are not eligible for the dividends-received deduction. If any net realized long-term capital gain in excess of net realized short-term capital loss are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his share of federal income taxes paid by the Fund on such gains as a credit against his own federal income tax liability, and will be entitled to increase the adjusted tax basis on his Fund shares by the difference between his pro rata share of such gains and his tax credit.

              A regulated investment company qualifying under Subchapter M of the Code is not subject to Federal income tax on distributed amounts to the extent that it distributes at least annually its net investment income and net realized capital gains in accordance with the timing requirements of the Code. The Fund intends to qualify and be treated as a regulated investment company for each taxable year. Qualification for treatment as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of stock or securities be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) the Fund derive less than 30% of its annual gross income from gains

         (without deduction for losses) from the sale or other disposition of any of the following which was held (for tax purposes) for less than three months: (i) stock or securities, (ii) options, futures or forward contracts (not on foreign currencies) or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) not directly related to the Fund's principal business of investing in stock or securities and related options or futures; (c) the Fund distribute at least annually to its shareholders as dividends at least 90% of its net investment income, certain net realized foreign currency gains and the excess of net short-term capital gain over net long-term capital loss earned in each year and any other net income (except for the excess, if any, of net long-term capital gain over net short-term capital loss, which need not be distributed in order for the Fund to qualify as a regulated investment company but is taxed to the Fund if it is not distributed); and (d) the Fund diversify its assets so that, at the close of each quarter of its taxable year,
         (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

              The excess, if any, of a corporation's "adjusted current earnings" over its alternative minimum taxable income includes the amount of dividends, if any, excluded from income by virtue of the 70% dividends-received deduction which may increase its alternative minimum tax liability.


              Dividends, including capital gain dividends, paid shortly after a shareholder's purchase of shares have the effect of reducing the net asset value per share of his shares by the amount per share of the dividend distribution. Although such dividends are, in effect, a partial return of the purchase price to the shareholder, they will be subject to Federal income tax as described above. Therefore, prior to purchasing shares an investor should consider the impact of an anticipated dividend distribution.


              Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described above whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in the shares so received equal to the amount of cash they would have received if they had elected to receive cash.


              All futures contracts entered into by the Fund will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the delivery under or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's taxable year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on that day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, the tax straddle rules applicable to offsetting positions in personal property may cause an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio, or, in conjunction with rules of Section 1256, otherwise affect the character or timing of the Fund's income, gain or loss and hence of its distributions to shareholders.

              Because futures activities of the Fund may increase the amount of gains from the sale of investments (including futures contracts) held for less than three months, the Fund may have to limit its futures transactions in order to comply with the 30% limitation described above.


              All or a portion of the loss realized upon the redemption or other disposition of shares may be disallowed under "wash sale" rules to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon the sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares. Exchanges are treated as redemptions for Federal tax purposes. Different tax treatment, including a penalty on certain distributions, excess contributions or other transactions, is accorded to accounts maintained as IRAs or other retirement plans. Investors should consult their tax advisers for more information.

              The Fund is organized as a Delaware Business Trust and is not liable for any corporate or franchise tax in the State of Delaware nor is it liable for any Delaware income taxes, provided that it qualifies as a regulated investment company for federal income tax purposes. If it so qualifies and distributes all of its investment company taxable income and net capital gain, the Fund will also not be required to pay the New York State franchise tax and the New York City general corporation tax, except for the small minimum tax component of such taxes.

              The foregoing discussion of U.S. federal income tax relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors such as tax-exempt entities, banks and insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on Fund distributions treated as ordinary dividends.


              Investors should consult their own tax advisers with respect to the application of the provisions of tax law described in this statement of additional information and about the possible application of state, local or foreign taxation in light of their particular tax situations.

                                 PORTFOLIO BROKERAGE

              It is the general policy of the Fund not to employ any broker in the purchase or sale of securities for the Fund's portfolio unless the Fund believes that such broker will obtain the best results for the Fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Subject to the foregoing, where transactions are effected on securities exchanges, the Fund employs the Adviser as principal broker. Where transactions are effected in the over-the-counter market or a third market, the Fund deals with the primary market makers unless a more favorable result is obtainable elsewhere.


              The commission rate on all exchange orders is subject to negotiation. Section 17(e) of the Investment Company Act limits to "the usual and customary broker's commission" the amount which can be paid by the Fund to an affiliated person, such as the Adviser, acting as broker in connection with transactions effected on a securities exchange. Rule 17e-1 under the Investment Company Act stipulates that a commission, fee or other remuneration does not exceed the usual and customary broker's commission if it is

         "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. . . ."  Rule 17e-1 also requires the Board, including a majority of the Trustees who are not "interested persons" of the Fund or the Adviser, to adopt procedures reasonably designed to provide that the commission paid is consistent with the above standard, review those procedures at least annually to determine that they continue to be appropriate and determine at least quarterly that transactions have been effected in compliance with those procedures. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund, the Adviser or RWB, have adopted procedures designed to comply with the requirements of Rule 17e-1.






              The Adviser acts as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Board. Commissions paid to WPG must be at least as favorable as those believed to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange. A transaction is not placed with WPG if the Fund would have to pay a commission rate less favorable than the Adviser's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Adviser acts as a clearing broker for another brokerage firm, and any customers of the Adviser determined by a majority of the Trustees who are not "interested persons" of the Fund, the Adviser and RWB not to be comparable to the Fund. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Fund, the Adviser and RWB, exceptions may be made. Since the Adviser has, as investment adviser to the Fund, the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by the Adviser as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. When appropriate, orders for the account are combined with orders for the account of other funds in order to obtain a more favorable commission rate. When the same security is purchased for two or more funds on the same day, each fund pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.


              In selecting brokers other than the Adviser to effect transactions on securities exchanges, the Fund considers the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached his fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, it may cause the Fund to pay commissions to such broker in an amount greater than the amount another firm might charge.

              Research products and services provided to the Fund include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses) providing lawful and appropriate assistance to the Adviser in the performance of their decision-making responsibilities.


              Each year, the Adviser considers the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempts to allocate a portion of the brokerage business of its clients, such as the Fund, on the basis of that consideration. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker excluded from receiving business because it has not been identified as providing research products and services, although the Fund may not be willing to pay the same commission to such a broker as the Fund would have paid had the broker provided research products and services. As permitted by
         Section 28(e), the investment information received from other brokers may be used by the Adviser (and its subsidiaries) in servicing all its accounts and not all such information may be used by the Adviser in connection with the Fund. Nonetheless, the

         Fund believes that such investment information provides the Fund with benefits by supplementing the research otherwise available to the Fund.


              As set forth above, the Fund employs the Adviser, a member firm of the NYSE, as its principal broker on exchange transactions. Section 11(a) of the Exchange Act provides that a member firm of a national securities exchange (such as the Adviser) may not effect transactions on such exchange for the account of an investment company (such as the Fund) of which the member firm or its affiliate (such as the Adviser) is the investment adviser unless certain conditions are met. These conditions require that the investment company authorize the practice and that the investment company receive from the member firm at least annually a statement of all commissions paid in connection with such transactions. The Adviser's transactions on behalf of the Fund are effected in compliance with these conditions.


              In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser. Investment decisions for the Fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. The Fund believes that over time its ability to participate in volume transactions will produce better executions for the Fund.


              The Adviser furnishes to the Fund at least quarterly a statement setting forth the total amount of all compensation retained by the Adviser or any associated person of the Adviser in connection with effecting transactions for the account of the Fund, and the Board reviews and approves all the Fund's portfolio transactions and the compensation received by WPG in connection therewith.

              The Adviser does not knowingly participate in commissions paid by the Fund to other brokers or dealers and does not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event WPG at any time learns that it has knowingly received reciprocal business, it will so inform the Board.


              The Fund paid total brokerage commissions on purchases and sales of portfolio securities for the years ended December 31, 1995, in the amounts of $89,870 and $73,588, respectively, of which $89,442 and $73,588, respectively, was received by WPG. To the extent that the Adviser receives brokerage commissions on Fund portfolio transactions, officers and Trustees of the Fund who are also principals in WPG may receive indirect compensation from the Fund through their participation in such brokerage commissions.


              Subject to the supervision of the Board, all investment decisions of the Fund are made by the Adviser, which places orders for all purchases and sales of portfolio securities through the Adviser trading department.

                                 PORTFOLIO TURNOVER


              The portfolio turnover rates of the Fund for the period from inception (June 8, 1993) to December 31, 1993 and for the fiscal years ended December 31, 1994 and 1995 were 27%, 36% and 27.1%, respectively. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the Fund during the year. Such monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. U.S. Government securities and all other securities the maturities of which at the time of their acquisitions were one year or less are excluded from the calculation of the annual portfolio turnover rate. A turnover rate of 100% would occur if all of the Fund's portfolio securities were replaced in a period of one year. Increased portfolio turnover results in increased brokerage costs which the Fund must pay.


              To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading operations based on short-term market considerations as distinct from long-term investments based upon fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Fund could be higher than most mutual funds. However, the Fund intends to comply with the limitation on gains from short-term portfolio turnover contained in Subchapter M of the Code, as described above in "Dividends, Distributions and Tax Status."


                                    ORGANIZATION

         (See "Organization and Capitalization,"
         "How to Purchase Shares," and "Redemption of Fund Shares" in the Fund's
         Prospectus.)


              The Fund was formed on February 16, 1993 as a "business trust" under the laws of Delaware. On May 1, 1996, the Fund changed its name from "U.S. Large Stock Fund" to "RWB/WPG U.S. Large Stock Fund."


              Under the Declaration of Trust, the Fund is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders' meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10 percent of the outstanding shares of the Fund. Whenever ten or more shareholders of record (who have been such for at least six months and who hold in the aggregate shares having a value of the lesser of $25,000 or 1% of the Fund's net asset value) apply to the Trustees in writing that they wish assistance in communicating with other shareholders for the purpose of causing the Trust to call a meeting of shareholders to consider the removal of Trustees, the Fund will so assist such shareholders in accordance with Section 16(a) of the 1940 Act.

              The Fund's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

              Each share of the Fund is entitled to such dividends and distributions out of the income earned on the assets of the Fund as are declared in the discretion of the Board. In the event of the liquidation or dissolution of the Fund, shareholders of the Fund are entitled to receive their proportional share of the assets which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Fund.

              Pursuant to the Declaration of Trust, the Board may create additional funds by establishing additional series of shares in the Fund. The establishment of additional series would not affect the interests of current shareholders in the existing Fund. The Board may also divide the shares of the Fund or any series into classes, which classes shall have such rights, terms and preferences as the Trustees may establish. As of the date of this Statement of Additional Information, the Board does not have any plan to establish another series of shares in the Fund.

              Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund's Declaration of Trust, as amended from time to time.

                               PERFORMANCE INFORMATION

              The Fund will calculate performance on a total return basis, which combines principal and dividend income changes, for various periods. Principal changes are based on the difference between the initial offering price and the closing net asset value per share for the period and assume reinvestments of dividends. Dividend income is the capital gains and income dividends paid by the Fund during the period.

              Performance will vary from time to time and past results are not necessarily representative of future results. Performance is a function of portfolio management and is affected by operating expenses. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

              Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's Index of 500 Stocks, the Dow Jones Industrial Average, the Value Line Composite Index, the NASDAQ OTC Composite Index, and other industry publications.

              The average annual total return of the Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price (net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

              The Fund's results and the S&P 500 Index results assume the reinvestment of all capital gain distributions and income dividends. The Value Line Composite and the NASDAQ OTC composite indices are not available with dividends reinvested.

         Performance information for the Fund is set forth below:


                                   PERFORMANCE SUMMARY


                                                         TOTAL RETURN
                                                 From 6/8/93      From 6/8/93
                                                 (commencement   (commencement
                             For the Year        of operations)  of operations)
                                 Ended            to 12/31/94     to 12/31/94
                               12/31/95            Cumulative      Annualized

         RWB/WPG U.S.
           Large Stock Fund     33.81%             40.70%            14.24%

         S&P 500 Index          37.50%             47.36%            16.35%



                                      CUSTODIAN

              The custodian for the Fund is Boston Safe Deposit and Trust Company, One Exchange Place, Boston, Massachusetts 02109. In its capacity as custodian, Boston Safe Deposit and Trust Company performs all accounting services, holds the assets of the Fund and is responsible for calculating the daily net asset value per share.

                                   TRANSFER AGENT


              First Data Investor Services Group, Inc., acts as Transfer Agent and Dividend Paying Agent for the Fund.



                                INDEPENDENT AUDITORS




              KPMG Peat Marwick LLP, 345 Park Avenue, New York, NY 10154, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                                    RWB/WPG
                                   U.S. LARGE
                                   STOCK FUND
                        (formerly U.S. Large Stock Fund)






                                 ANNUAL REPORT
                               DECEMBER 31, 1996


RWB/WPG U.S. LARGE STOCK FUND

Schedule of Investments at December 31, 1996

Number                                                   Value
of Shares                     Security                  (000's)
----------                    -------                  --------
              COMMON STOCKS (98.8%)
              Capital Goods (8.2%)
     13,600   Boeing Co...............................     $1,447
     21,300   McDonnell Douglas Corp .................      1,363
     60,300   Westinghouse Electric Corp .............      1,198
     22,700   Alco Standard Corp .....................      1,172
     20,800   Raytheon Co ............................      1,001
     13,800   Honeywell Inc. .........................        907
     11,700   Fluor Corp .............................        734
     72,100  +Novell Inc .............................        683
     11,500   Tyco International Ltd .................        608
     11,100   Dover Corp .............................        558
      9,300   Pitney Bowes Inc. ......................        507
      5,700   Raychem Corp ...........................        457
     10,650   Parker Hannifin Corp ...................        413
     18,700  +Apple Computer Inc .....................        390
     14,000  +Advanced Micro Devices Inc .............        360
      3,900   Northrop Corp ..........................        323
      4,500   General Dynamics .......................        317
      7,050   Owens Corning ..........................        300
      3,600   Grainger WW Inc ........................        289
      7,066  +Lucas Varity PLC ADR ...................        269
      6,200   General Signal Corp ....................        265
      5,400   Harnischfeger Industries Inc. ..........        260
      7,200   Avery Dennison Corp ....................        255
      3,700   Harris Corp.............................        254
      7,200   Micron Technology Inc ..................        210
      6,000   Great Atlantic & Pacific Tea ...........        191
      2,700   FMC Corp ...............................        189
     27,000  +Unisys Corp ............................        182
      7,300   Moore Corp Ltd .........................        149
      3,800   Trinova Corp ...........................        138
      4,000   Harland John H. Co. ....................        132
      6,400   EG&G Inc ...............................        129
      2,900   Thomas & Betts Corp ....................        129
      5,300   Cincinnati Milacron Inc ................        116
     12,540  +Navistar International Corp ............        114
      2,500   Briggs & Stratton Corp .................        110
      2,200   Timken Co. .............................        101
      2,200   Potlatch Corp ..........................         95
      9,100  +Intergraph Corp ........................         93
      5,200   Giddings & Lewis Inc. ..................         67
        704   Silicon Graphics Inc....................         18
                                                          -------
                                                           16,493
                                                          -------
              Consumer Durables (3.7%)
     34,750   Mattel  Inc ............................        964
      9,900  +3Com Corp ..............................        726
     20,000   Masco Corp .............................        720
      9,400   Eaton Corp .............................        655
     12,500   Whirlpool Corp .........................        583
     10,400   TRW Inc. ...............................        515
     10,000   Genuine Parts Co .......................        446
     13,200   Black & Decker Corp. ...................        398

Number                                                   Value
of Shares                     Security                  (000's)
---------                     -------                  ---------
      9,550   Bausch & Lomb Inc ......................       $339
     16,300   Maytag Corp ............................        322
      4,200   Armstrong World Industries Inc. ........        292
     14,000   Cooper Tire & Rubber Co ................        276
      8,600   Echlin Inc. ............................        272
      5,300   Cummins Engine Inc .....................        244
      8,800   Stanley Works ..........................        238
      3,900   BF Goodrich Co..........................        158
      4,350   Snap-On Inc ............................        155
      3,200   Outboard Marine Inc. ...................         53
                                                          -------
                                                            7,356
                                                          -------
              Consumer Miscellaneous (0.5%)
     34,200   Service Corp International .............        957
      5,033  +ACNielsen Corp .........................         76
                                                          -------
                                                            1,033
                                                          -------
              Consumer Non-Durables (35.1%)
     49,800   Pfizer Inc .............................      4,127
     83,650   Columbia Healthcare Corp ...............      3,409
     31,200   Bristol-Myers Squibb Co. ...............      3,393
     76,865   Pharmacia & Upjohn Inc. ................      3,046
     37,200   Lilly Eli & Co .........................      2,716
     43,600   American Home Products Corp. ...........      2,556
     31,500   Eastman Kodak Co .......................      2,528
     11,000   Unilever NV ADR ........................      1,928
     50,289  +Viacom Inc. Cl B .......................      1,754
     26,400   Schering-Plough Corp. ..................      1,709
     25,800   Kellogg Co .............................      1,693
     34,400   May Department Stores Co ...............      1,608
     42,700   Albertsons Inc .........................      1,521
     31,200   Penney (J.C.) Co........................      1,521
     20,100   Warner Lambert Co ......................      1,507
     64,229   Archer Daniels Midland Co ..............      1,413
     35,300   Anheuser- Busch Cos Inc. ...............      1,412
     23,300   Nike Inc. Cl B .........................      1,392
     42,250   Gap Inc. ...............................      1,273
     26,600   Dayton Hudson Corp .....................      1,044
     27,650   Heinz H J Co ...........................        995
     29,350   UST Inc. ...............................        950
     10,300   Colgate- Palmolive Co ..................        950
     12,900   Ralston Purina Co ......................        947
     15,500  +Boston Scientific Corp .................        930
     20,800   American Stores Co .....................        850
     11,000   Gannet Inc .............................        824
     16,500   Conagra Inc ............................        821
     44,402   The Limited Inc ........................        816
     10,100   CPC International Inc. .................        783
     11,800   General Mills Inc ......................        748
     16,000  +Kroger Co ..............................        744
     69,700  +K mart Stores Corp .....................        723
     18,500   Quaker Oats Co .........................        705
      9,900   Pioneer Hi Bred International ..........        693
     29,800   Tenet Healthcare Corp ..................        652



                       See notes to financial statements




RWB/WPG U.S. LARGE STOCK FUND

Schedule of Investments at December 31, 1996

Number                                                   Value
of Shares                     Security                  (000's)
---------                     --------                  -------
     20,600   Dillard Department Stores Inc ..........       $636
      9,700   Avon Products Inc ......................        554
     11,800   Tandy Corp .............................        519
     15,100   Cognizant Corp .........................        498
     14,200  +Federated Department Stores
                  Inc.................................        485
     10,800   Becton Dickinson & Co. .................        468
     12,200   New York Times Co Cl A .................        464
      9,600   Harcourt General  Inc ..................        443
     11,300   Hasbro Inc .............................        439
      9,200   Mallinckrodt Inc. ......................        406
     10,900   Allergan Inc. ..........................        388
     12,200   Winn Dixie Stores ......................        386
      8,100   TJX Cos Inc ............................        384
      8,900  +St. Jude Medical Inc. ..................        379
      8,200   McGraw-Hill Cos Inc ....................        378
      9,000  +CVS Corp ...............................        371
      7,900   Great Lakes Chemical Corp. .............        369
      9,500   Liz Claiborne Inc. .....................        367
     16,300  +Woolworth Corp .........................        357
      3,500   Clorox Co. .............................        351
      8,800   Rite Aid Corp. .........................        350
      4,400   Tribune Co. ............................        347
      7,900   Hershey Foods Corp .....................        346
      3,000   Philip Morris Cos. .....................        340
      7,900   Reebok International Ltd ...............        332
      6,600   Mercantile Stores Inc ..................        326
     12,000  +ALZA Corp ..............................        311
      9,000   Giant Food Inc Cl A ....................        311
      7,100   Polaroid Corp ..........................        309
      4,500   VF Corp ................................        304
      7,500   Knight- Ridder Inc .....................        287
      7,400   Fruit of the Loom Inc ..................        280
      9,500   American Greetings Corp Cl A ...........        270
      6,700   United States Surgical Corp ............        264
      8,300   Bard (CR) Inc ..........................        232
      6,300  +King World Productions Inc .............        232
     14,600   Biomet Inc. ............................        221
      5,900   Supervalue Inc. ........................        167
     13,100  +Beverly Enterprises Inc.................        167
      4,400   National Services Industries Inc .......        164
      6,172   Jostens Inc ............................        130
      2,800   Springs Industries Inc .................        120
      4,500   Hilton Hotels Corp .....................        117
      4,400   Ball Corp ..............................        114
      3,400   Russell Corp ...........................        101
      5,100   Coors (Adolph) Co Cl B .................         97
      2,000   Alberto Culver Co. .....................         96
     18,900  +Charming Shoppes Inc ...................         96
      5,100   Fleming Cos Inc ........................         88
      2,895  +Footstar Inc ...........................         72
      1,400   Longs Drug Stores Corp .................         69
      7,000   Transitional Hospitals Corp ............         67
      8,000  +Shoney's Inc ...........................         56
      5,600   Stride Rite Corp .......................         56

Number                                                   Value
of Shares                     Security                  (000's)
---------                     --------                 --------
      2,700   Luby's Cafeterias Inc. .................        $54
      4,800  +Ryan's Family Steak Houses Inc .........         33
      1,700   Brown Group Inc ........................         31
                                                          -------
                                                           70,280
                                                          -------
              Energy (18.7%)
     87,200   Exxon Corp .............................      8,546
     40,100   Royal Dutch Petroleum Co ADR ...........      6,847
     30,100   Mobil Corp. ............................      3,680
     36,400   Amoco Corp .............................      2,939
     27,900   Schlumberger Ltd .......................      2,786
     18,300   Texaco Inc .............................      1,796
     35,200   Phillips Petroleum Co. .................      1,558
     11,200   Atlantic Richfield Co. .................      1,485
     48,800   Occidental Petroleum Corp ..............      1,141
     15,325   Halliburton Co .........................        923
     37,400   USX-Marathon Group .....................        893
     23,800   Dresser Industries Inc .................        738
     13,400   Burlington Resources Inc ...............        675
     17,300  +Baker Hughes Inc........................        597
     11,385   CINergy Corp. ..........................        380
     13,600   Sun Co .................................        331
     11,600  +Oryx Energy Co .........................        287
      6,726   Williams Cos Inc .......................        252
      3,500   Kerr McGee Corp ........................        252
      4,100   Louisiana Land & Exploration
                  Co..................................        220
      4,900   Ashland Inc ............................        215
      8,500  +Rowan Cos ..............................        192
        300   Pennzoil Co. ...........................        170
     10,000   McDermott International Inc ............        166
     10,800  +Santa Fe Energy Resources ..............        150
      2,500   Helmerich & Payne Inc...................        130
      1,100   NACCO Industries Inc Cl A ..............         59
      1,600   Eastern Enterprises ....................         57
                                                          -------
                                                           37,465
                                                          -------
              Financial (5.2%)
     47,400   First Data Corp ........................      1,730
      5,900   General Re Corp ........................        931
      8,600   Loews Corp .............................        811
     12,400   Chubb Corp .............................        666
     14,400   National City Corp .....................        646
      8,800   UNUM Corp ..............................        636
      8,300   Boatmen's Bancshares Inc ...............        535
      5,000   Marsh & McLennan Cos ...................        520
      7,500   Aon Corp................................        466
      6,800   Fifth Third Bancorp ....................        427
      9,100   U.S. Bancorp ...........................        409
      6,100   St Paul Cos. Inc. ......................        358
      4,310   Aetna Inc ..............................        345
      5,600   Sherwin-Williams Co. ...................        314
      5,450   Jefferson- Pilot Corp ..................        309
     14,500   USF&G Corp .............................        303
      3,600   Transamerica Corp ......................        285



                        See notes to financial statements




RWB/WPG U.S. LARGE STOCK FUND

Schedule of Investments at December 31, 1996

Number                                                   Value
of Shares                     Security                  (000's)
--------                      --------                 --------
      3,400   Republic NY Corp .......................       $277
      4,100   Torchmark Corp .........................        207
      6,000   Crane Co ...............................        174
      2,650   US Life Corp ...........................         88
                                                          -------
                                                           10,437
                                                          -------
              Intermediate Goods & Services (14.9%)
     73,200   WMX Technologies, Inc. .................      2,388
     28,300   Minnesota Mining &
                Manufacturing Co......................      2,345
     19,200   Kimberly-Clark Corp ....................      1,829
     20,675   Dow Chemical Co ........................      1,620
     55,800   Barrick Gold Corp ......................      1,597
     24,700   Aluminum Co of America .................      1,575
     30,050   Corning Inc ............................      1,390
     33,700   Browning Ferris Industries Inc. ........        885
     16,100   Crown Cork & Seal Inc ..................        875
     40,100   Placer Dome Inc ADR ....................        872
     18,790   Newmont Mining Corp ....................        841
     13,500   PPG Industries Inc. ....................        758
     13,500   W.R. Grace & Co ........................        699
      9,700   Phelps Dodge Corp ......................        655
     12,700   Nucor Corp .............................        648
     13,800   Champion International Corp. ...........        597
     14,181   International Paper Co. ................        573
     11,000   Interpublic Group of Cos Inc ...........        522
     15,900   Inco Ltd ...............................        507
     25,300   Engelhard Corp .........................        484
      8,500   Reynolds Metals Co .....................        479
      5,800   Rohm & Haas Co .........................        473
      9,800   International Flavors &
                Fragrances inc........................        441
      6,500   Sigma Aldrich Corp .....................        406
     28,300   Homestake Mining Co ....................        403
     11,700   Dow Jones & Co Inc .....................        396
     12,400   USX-U.S. Steel Group ...................        389
     15,100   Dun & Bradstreet Corp ..................        359
     12,050   Westvaco Corp...........................        346
     11,546  +Fresenius Medical Care ADR .............        325
     27,500   Laidlaw Inc Cl B .......................        316
     13,475   Allegheny Teledyne Inc .................        310
      9,200   James River Corp of Virginia ...........        305
     13,000   Cyprus Amax Minerals Co. ...............        304
      4,900   Mead Corp ..............................        285
      8,600   Deluxe Corp ............................        282
      5,700   Union Camp Corp ........................        272
     12,700   Worthington Industries Inc.. ...........        230
     23,900  +Bethlehem Steel Corp. ..................        215
     14,300   Stone Container Corp ...................        213
      5,600   Ecolab Inc .............................        211
      5,800   Nalco Chemical Co ......................        209
      4,200   Shared Medical Systems Corp ............        207
     30,600   Echo Bay Mines Ltd .....................        203
      8,300   Inland Steel Industries Inc ............        166

Number                                                   Value
of Shares                     Security                  (000's)

      7,100   Ogden Corp .............................       $133
      7,400   Safety Kleen Corp ......................        121
     15,900  +Armco Inc ..............................         66
                                                          -------
                                                           29,725
                                                          -------
              Miscellaneous Industrials (0.6%)
      6,300   Textron Inc ............................        594
      6,800   Millipore Corp .........................        281
     12,800   Viad Corp ..............................        211
     13,200   Dial Corp ..............................        195
                                                          -------
                                                            1,281
                                                          -------
              Public Utilities (9.6%)
     68,400   Sprint Corp ............................      2,727
     32,300   Enron Corp .............................      1,393
     59,400   Southern Co ............................      1,344
     40,800   US West Inc ............................      1,316
     17,700   Duke Power Co ..........................        823
     18,500   Texas Utilities Co .....................        754
     37,400   Edison International ...................        743
     34,100   Pacific Gas & Electric Co. .............        716
     14,100   FPL Group Inc. .........................        649
     12,800   Coastal Corp ...........................        626
     14,400   American Electric Power Co .............        592
     14,200   Dominion Resources Inc..................        547
     10,200   Sonat Inc. .............................        525
     18,100   Entergy Corp ...........................        502
     18,100   Unicom Corp ............................        491
     21,600   Houston Industries Inc. ................        489
     18,600   Central & South West Corp ..............        477
     22,000   PacifiCorp .............................        451
      6,800   Consolidated National Gas Co ...........        376
     11,400   DTE Energy Co...........................        369
      5,800   Columbia Gas System Inc ................        369
     10,400   GPU Inc ................................        350
     10,700   Pacific Enterprises ....................        325
      8,200   Union Electric Co ......................        316
     12,900   P P & L Resources Inc ..................        297
     12,500   Ohio Edison Co .........................        284
      5,800   Northern States Power Co................        266
      6,700   Bemis Inc ..............................        247
     12,900   Noram Energy Corp. .....................        198
      8,400   ENSERCH Corp ...........................        193
     18,000  +Niagara Mohawk Power Co. ...............        178
      3,200   Nicor Inc. .............................        114
      3,800   Oneok Inc. .............................        114
      4,400   PECO Energy Co .........................        111
                                                          -------
                                                           19,272
                                                          -------
              Transportation (2.3%)
     14,800   Burlington Northern Santa Fe
                  Corp................................      1,278
     16,300   Union Pacific Corp .....................        980
      7,900   Conrail Inc. ...........................        787



                        See notes to financial statements




RWB/WPG U.S. LARGE STOCK FUND

Schedule of Investments at December 31, 1996

Number                                                   Value
of Shares                     Security                  (000's)
---------                     --------                 ---------
     13,805   Union Pacific Resources Group ..........       $404
     15,200   Whitman Corp ...........................        348
      7,800   Ryder Systems Inc ......................        219
     10,100   Caliber Systems Inc ....................        194
      7,000  +USAir Group Inc ........................        164
      6,400   Consolidated Freightways Inc ...........        142
      3,600  +Yellow Corp.............................         52
      3,200  +Consolidated Freightways Corp ..........         28
                                                          -------
                                                            4,596
                                                          -------
              Total Common Stocks
                (Cost $161,768).......................    197,938
                                                          -------
              CONVERTIBLE PREFERRED
              STOCK (0.1%)
                (Cost $ 100)
              Financial (0.1%)
      1,537   Aetna Inc Class C 6.25% ................        122
                                                          -------
 Principal
   Amount
  (000's)
----------
              U.S. Goverment
                Securities (0.8%)
                  (Cost $1,623)
       $450  *U.S. Treasury Bill Due 4/17/97 .........        444
      1,200  *U.S. Treasury Bill Due 5/1/97 ..........      1,180
                                                          -------
                                                            1,624
                                                          -------
              Total Investments (99.7%)
                (Cost $ 163,491) .....................    199,684

              Other Assets in Excess
                of Liabilities (0.3%) ................        542
                                                          -------
              Total Net Assets (100%) ................   $200,226
                                                         ========


 Number of                                             Unrealized
 Contracts                                            Depreciation
---------     FUTURES PURCHASED                       -------------
                  (Aggregate Futures Amount $1,489)
          4   March S&P 500 Futures ..................        (27)
                                                          -------

             + Non-income producing security.
             * Security pledged for futures purchased.




                        See notes to financial statements


RWB/WPG U.S. Large Stock Fund

Statement of Assets and Liabilities at December 31, 1996

Assets:
Investments at value (Cost $163,491,487)...................................$   199,684,308
Cash.......................................................................         25,902
Receivable for Fund shares sold............................................        507,276
Dividends and interest receivable..........................................        286,030
Deferred organizational expenses (Net of accumulated
   amortization of $46,407.................................................         20,465
Prepaid expenses...........................................................          9,914
                                                                               200,533,895

Liabilities:
Payable for management fee - Note 2 .......................................         44,647
Payable for shareholder servicing fee - Note 2.............................         24,040
Payable for Fund shares redeemed...........................................        155,978
Payable for variation margin...............................................         25,623
Accrued expenses...........................................................         58,106
                                                                                   308,394

Net Assets.................................................................$   200,225,501

Net Assets Represented by:
Shares of beneficial interest, at par......................................$        30,092
Paid-in surplus............................................................    160,333,505
Undistributed net investment income........................................        644,641
Undistributed realized gains on investments and futures....................      3,051,573
Net unrealized appreciation on investments and futures.....................     36,165,690
Net Assets applied to 30,091,828 shares of beneficial interest issued and outstanding with $0.001 par value (authorized
   shares unlimited).......................................................$   200,225,501


Unrealized Appreciation\(Depreciation)*
    Gross unrealized appreciation..........................................     39,385,140
    Gross unrealized depreciation..........................................     (3,219,450)
Net unrealized appreciation................................................     36,165,690


Net asset value, offering and redemption price per share
    as of the close of business on December 31, 1996.......................          $6.65

* Based on cost of securities for Federal Income tax purposes which does not differ from book cost.


                     See notes to financial statements



RWB/WPG U.S. Large Stock Fund
Statement of Operations for the Year Ended December 31, 1996

Investment Income:
Dividends....................................................    $4,748,813
Interest.....................................................       178,965
                                                                  ---------
                                                                                $4,927,778
Expenses:
Investment advisory fees - Note 2............................       545,737
Shareholder service fees - Note 2............................       309,492
Fund Accounting fees.........................................        97,000
Professional fees............................................        69,286
Custodian fees and expenses..................................        43,090
Administration fees - Note 2.................................        42,225
Transfer agent fees and expenses.............................        40,200
Registration fees............................................        31,500
Shareholder reports..........................................        18,500
Amortization of organizational expenses......................        15,000
Trustees' fees and expenses..................................        13,943
Miscellaneous................................................        15,494
                                                                  ---------
                                                                  1,241,467
Less waiver of fees by Adviser - Note 2......................        (1,440)
Less waiver of fees by Administrator - Note 2................       (42,225)
Less expenses paid directly..................................        (4,567)
                                                                                  1,193,235
                                                                                  ---------
Net Investment Income......................................                       3,734,543

Net Realized Gain on Investments and Futures.................                    25,671,355
Net Change in Unrealized Appreciation on Investments and Futu                     6,039,397
                                                                                 ----------
Net Increase in Net Assets Resulting from Operations.........                   $35,445,295
                                                                                ===========



Statements of Changes in Net Assets
For the Years Ended December 31, 1996 and 1995

                                                                       1996            1995
                                                                       ----            ----
Operations:
Net investment income.............................................    $3,734,543      $3,171,095
Net realized gains on investments and futures.....................    25,671,355       6,718,203
Net change in unrealized appreciation on investments and futures..     6,039,397      30,324,234
                                                                      ----------      ----------
Net increase in net assets resulting from operations..............    35,445,295      40,213,532

Distributions to Shareholders:
From net investment income........................................    (3,149,567)     (3,253,286)
From capital gains................................................   (22,834,359)     (6,190,497)
Decrease in net assets from distributions.........................   (25,983,926)     (9,443,783)

Transactions in Shares of Beneficial Interest - Note 4
Shares sold.......................................................    47,410,428      53,560,522
Distributions reinvested..........................................    25,668,369       9,021,345
Shares redeemed...................................................   (56,475,924)    (26,039,996)
                                                                      ----------      ----------
Net increase from Fund share transactions.........................    16,602,873      36,541,871
                                                                      ----------      ----------
Total Increase in Net Assets......................................    26,064,242      67,311,620

Net assets beginning of year......................................    174,161,259     106,849,639
Net assets end of year (including undistributed net investment
    income of $644,641 and $197,962)..............................   $200,225,501    $174,161,259
                                                                      ===========    ============

                        See notes to financial statements

RWB/WPG U.S. LARGE STOCK FUND

Notes to Financial Statements


NOTE 1 - Organization and Accounting Policies: RWB/WPG U.S. Large Stock Fund (formerly the U.S. Large Stock Fund) (the "Fund") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, open-end management company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Portfolio Valuation: Portfolio securities listed or admitted to trading on a national securities exchange are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock Exchange on the day the valuation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and asked prices. Short-term debt securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent fair value. If other securities and assets for which market quotations are not readily available are held by the Fund, they are valued at their fair value as determined, in good faith, by the Fund's Valuation Committee as authorized by the Fund's Board of Trustees.

Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Distributions to Shareholders: Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid at least annually. Distributions from capital gains are declared by December 31 of the year in which they are earned and are paid by January 31 of the following year. To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gains.

Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. No federal income tax or excise tax provision is required. The federal income tax basis of investments approximates cost. Organizational Expenses: Organizational and initial offering expenses paid by the Fund are amortized on a straight-line method over a sixty-month period.

Organizational Expenses: Organizational and initial offering expenses by the Fund are amortized on a straight-line method over a sixty-month period.

Futures: A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

Financial Risks: The Fund may enter into futures contracts to protect against adverse movements in the price of securities in the investment portfolio. Certain risks are associated with the use of futures. The predominant risk is that the movement in price of the instrument underlying the future may not correlate perfectly with the movement of the price of the asset being hedged.

Use of Estimates: Estimates and asumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

NOTE 2 - Investment Advisory Fee and Other Transactions with Affiliates: The investment advisory fee is earned by Weiss, Peck & Greer, L.L.C. ("WPG"). The terms of the investment advisory agreement were changed on April 1, 1996. For the period January 1, 1996 through March 31, 1996 the advisory fee schedule was as follows: 0.31% of the Funds average daily net assets not exceeding $200 million, 0.26% in excess of $200 million up to $500 million, 0.24% in excess of $500 million up to $1 billion, 0.22% of assets in excess of $1 billion up to $2 billion and 0.20% in excess of $2 billion. On April 1, 1996, the advisory fee rate for the first $500 million changed to 0.26% of average net assets. All other rates remained the same. Such fees are paid monthly. WPG has voluntarily agreed to limit the Fund's total operating expenses to 0.63% or less as of April 1, 1996 (determined by average net assets).

In addition, the Fund has entered into an Administrative Agreement with WPG. For the period January 1, 1996 through March 31, 1996, WPG was entitled to receive a monthly fee equal to 0.09% on an annualized basis while average net assets exceeded $150 million for administrative services provided. For these three months WPG has voluntarily agreed to waive this fee which amounted to $42,225. As of April 1, 1996, WPG is not entitled to receive a fee for administrative services provided.

Reinhardt Werba Bowen Advisory Services ("RWB") receives an asset allocation fee up to 2% annually of assets from shareholders (not a Fund expense) participating in their Strategic Asset Money Management program. For the period January 1, 1996 through March 31, 1996 RWB was entitled to receive a fee from the Fund for shareholder servicing functions provided, equal to 0.15% of the net assets while assets are less than $75 million and 0.20% of net assets thereafter. As of April 1, 1996 RWB is entitled to a fee equal to 0.14% of net assets. Certain transactions and service charges may also be imposed by institutions serving as financial intermediaries in the purchase and custody of Fund shares held. No part of these fees is received by the Fund or the Adviser.

Certain officers and Trustees of the Fund are "affiliated persons", as defined in the Act, of WPG.

NOTE 3 - Securities Transactions: During the year ended December 31, 1996, sales proceeds and cost of securities purchased (other than short-term investments and options written), amounted to $119,291,705 and $118,011,207, respectively. Brokerage commissions on the above transactions amounted to $171,866, all of which were received by WPG. These amounts do not include profits earned in connection with the execution of principal transactions, none of which were received by WPG.

NOTE 4 - Transactions in Shares of Beneficial Interest: Transactions in the Fund's Shares of Beneficial Interest were as follows (000's omitted):


                                          Years Ended
                                          December 31,
                                          -----------
                                          1996     1995
                                          ----     ----
Shares sold.........................      6,976    9,027
Distributions reinvested............      3,803    1,414
Shares redeemed ....................     (7,923)  (4,351)
Net increase........................      2,856    6,090


Note 5 - The Fund has entered into an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended December 31, 1996, the Fund's custodian fees amounted to $43,090 of which $4,567 was offset by such credits. The Fund could have invested its cash balances elsewhere if it had not agreed to a reduction in fees under the expense offset arrangement with the custodian.

Note 6 -  Reclassification of Capital Accounts:
In accordance with the adoption of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies", the Fund reclassified $138,297 from undistributed net investment income to undistributed net realized gains and additional paid-in surplus at December 31,1996.

Note 7 - Federal Income Tax Status of
         Dividends - (Unaudited)
The following tax information represents the designation of various tax benefits relating to the fiscal year ended December 31, 1996:

The percentage of investment company taxable income eligible for the dividends received deduction available for certain corporate shareholders with respect to the fiscal year ended December 31, 1996 is 100%.

Long-term capital gains distributions paid to shareholders by the Fund during the fiscal year ended December 31, 1996 whether taken in shares or in cash is $19,684,792.

The above figures may differ from those cited elsewhere in the report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (financial reporting) purposes and Internal Revenue Service
(tax) purposes.



RWB/WPG U.S. LARGE STOCK FUND

FINANCIAL HIGHLIGHTS


                                                                                  Year          Year          Year        Period
                                                                                 Ended         Ended         Ended        Ended
                                                                                12/31/96      12/31/95      12/31/94    12/31/93*
                                                                                --------      --------      --------    --------
Per Share Data:
    Net Asset Value at Beginning of Period...................................      $6.39         $5.05         $5.16        $5.00
                                                                                   -----       -------       -------       ------
        Net Investment Income................................................      $0.13         $0.13         $0.14        $0.06
        Net Realized and Unrealized Gain/(Loss) on Investments...............       1.12          1.58         (0.14)        0.20
                                                                                   -----       -------       -------       ------
    Total Income from Operations.............................................       1.25          1.71          0.00         0.26
                                                                                   -----       -------       -------       ------
        Dividends from Net Investment Income.................................      (0.12)        (0.13)        (0.11)       (0.06)
        Distributions from Capital Gains.....................................      (0.87)        (0.24)         0.00        (0.04)
                                                                                   -----       -------       -------       ------
    Total Distributions......................................................      (0.99)        (0.37)        (0.11)       (0.10)
                                                                                   -----       -------       -------       ------
     Net Asset Value End of Period...........................................      $6.65         $6.39         $5.05        $5.16
                                                                                   =====       =======       =======       ======

Total return.................................................................      19.33%        33.81%        0.06%         5.09%
Net assets at end of period (000's)..........................................    $200,226      $174,161     $106,850       $66,845
Average commision per share..................................................      $0.033         N/A           N/A          N/A

Ratios:
    Ratio of Expenses to Average Net Assets..................................       0.59%+        0.69%+        0.75%+     0.77%+(A)
    Ratio of Net Income to Average Net Assets................................       1.86%+        2.26%+        2.65%+     2.54%+(A)
    Portfolio Turnover Rate..................................................       59.6%         27.1%         36.2%      27.1%(A)



* From inception of Fund 6/8/93.
(A) Annualized
+ The Advisor agreed not to impose its full fee from inception through December 31, 1996. Had the |Advisor not so agreed, the ratio of expenses and net investment income to average net assets would |have been 0.98% and 2.33% for the period ended 12/31/93, 0.79% and 2.61% for the year ended |12/31/94, 0.74% and
2.21% for the year ended 12/31/95 and 0.62% and 1.83% for the year ended 12/31/96, respectively. The custody fee earnings credit fee has an effect of less than 0.01% per share on the above ratios.


The year's extended and unusually powerful run in the market, coming at the end of a long economic cycle, was an extremely inhospitable environment for the Fund. The strongly risk averse nature of the Fund caused it to lag its benchmark during this extended run. As we move into 1997, the focus of the strategy will remain risk control, and the portfolio will maintain its positioning for a short, or extended correction in the market.


Average Annual Total Return
(for the periods ended December 31, 1996)

                                          since
                              1 year    inception+
                              -----     ---------
RWB/WPG U.S. LARGE..........  19.33%     15.64%
S&P 500 Index...............  22.96%     18.17%




Performance represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's results and the index assume the reinvestment of all capital gain distributions and income dividends. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The S&P 500 Stock Index is a broad based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks.


--------------------------------------------------------------------------------

                          Independent Auditors' Report

To the Shareholders and Board of Trustees of RWB/WPG U.S. Large Stock Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the RWB/WPG U.S. Large Stock Fund (formerly the U.S. Large Stock Fund) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, and for the period from June 8, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RWB/WPG U.S. Large Stock Fund as of December 31, 1996 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, and for the period from June 8, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.


New York, New York                                     KPMG Peat Marwick LLP
January 15, 1997

                                   RWB/WPG
                             U.S. LARGE STOCK FUND
                             REINHARDT WERBA BOWEN
                              1190 Saratoga Avenue
                                   Suite 200
                               San Jose, CA 95129
                                 (800) FON-SAMM


TRUSTEES
Raymond R. Herrmann, Jr.*           William B. Ross*
Lawrence J. Israel*                 Harvey E. Sampson*
Graham E. Jones*                    Robert A. Straniere*
Paul Meek*                          Alan B. Werba
*Member of Audit Committee

OFFICERS
Roger J. Weiss, President, Chairman and Trustee
Jay C. Nadel, Executive Vice President and Secretary
Francis H. Powers, Executive Vice President and Treasurer
Daniel Cardell, Vice President
Joseph J. Reardon, Vice President
Joseph Parascondola, Assistant Vice President

INVESTMENT ADVISER
Weiss, Peck & Greer, L.L.C.
One New York Plaza
New York, NY  10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA  02109

DIVIDEND DISBURSING AND
TRANSFER AGENT
First Data Investor Services Group
4400 Computer Drive
Westboro, MA  01581-5120

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA  02109

INDEPENDENT AUDITORS KPMG Peat Marwick LLP 345 Park Avenue New York, NY 10154

                          RWB/WPG U.S. LARGE STOCK FUND

                            PART C. OTHER INFORMATION


Item 24.    Financial Statements and Exhibits.

      (a)   Financial Statements -

            Included in the Registrant's Prospectus:

                 Financial Highlights for the period ended December 31, 1993 and for the fiscal years ended December 31, 1994, 1995 and 1996.

            Included in the Registrant's Statement of Additional Information:

                 Statement of Assets and  Liabilities  at December 31,
                   1996.
                 Statement of Operations for the
                   fiscal year ended December 31, 1996
                 Statement  of  Changes  in Net  Assets for the fiscal
                   year ended December 31, 1995 and for the fiscal year ended December 31, 1996.
                 Schedule of Investments.
                 Financial Highlights.
                 Notes to Financial Statements.
                 Independent Auditors' Report.


      (b)    Exhibits -

             *   (1)       Amended and Restated Agreement and Declaration
                           of Trust of Registrant.

             *   (2)       Amended and Restated By-Laws of Registrant.

                 (3)       Not applicable.

                 (4)       Not applicable.

             *   (5)   (a) Form of Investment Advisory Agreement between
                           the Registrant and Weiss, Peck & Greer.

             *         (b) Form of Administration Agreement between the
                           Registrant and Weiss, Peck & Greer.

                 (6)       Not applicable.

                 (7)       Not applicable.

              *  (8)   (a) Form of Custodian Agreement between the
                           Registrant and Boston Safe Deposit and Trust
                           Company.

              *        (b) Form of Accounting Services Agreement between
                           the Registrant and Boston Safe Deposit and Trust Company.

              *  (9)       Form of Transfer Agency Agreement between the
                           Registrant and Boston Safe Deposit and Trust
                           Company.

              * (10)       Opinion and consent of Hale and Dorr.

              + (11)       Independent Auditors' Consent.

                (12)       Not applicable.

              * (13) Letter from Weiss, Peck & Greer to the Registrant providing that its purchases were made for investment purposes without any present intention of redeeming or reselling.

                (14)       Not applicable.

                (15)       Not applicable.

                (16)       Not applicable.

              + (17)       Financial Data Schedule.

                (18)       Not applicable.

              * (19)       Powers of Attorney.

--------------------

*    Filed with Pre-Effective Amendment No. 1.
+    Filed herewith.

Item 25.    Persons controlled by or under Common Control with Registrant.

            Not applicable.

Item 26.    Number of Holders of Securities.

            At March 31, 1997, there were 185 record holders of U.S. Large Stock Fund's shares of beneficial interest.

Item 27.    Indemnification.

            Reference  is made to Article  III  Section 7 and  Article VII
            Section 2 of the Registrant's Declaration of Trust and Article VI of the Registrant's ByLaws.

            Nothing in the By-Laws of the Trust may be construed to be in derogation of the provisions of Section 17(h) of the Investment Company Act of 1940 (the "1940 Act") which provides that the by-laws of a registered investment company shall not contain any provision which protects or purports to protect any director or officer of such company against any liability of the company or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

Item 28.    Business and Other Connections of Investment Advisor.

            The business and other connections of the officers and directors of Weiss, Peck & Greer, L.L.C. are listed on the Form ADV of Weiss, Peck & Greer, L.L.C. as currently on file with the Commission (File No. 801-6604), the text of which is hereby incorporated by reference.

Item 29.    Principal Underwriters.

            Not applicable.

Item 30.    Location of Accounts and Records.

            All account, books and other documents required to be maintained by
            Section 31(a) of the 1940 Act, as amended and the rules thereunder will be maintained (1) at the offices of the Registrant at One New York Plaza, New York, New York 10004 (2) at the offices of the Registrant's Custodian, Boston Safe Deposit and Trust Company, at One Boston Place, Boston, MA 02109 and (3) at the offices of the Registrant's

            Transfer Agent, The Shareholder Services Group, Inc., P.O. Box 9037, Boston, MA 02205.

Item 31.    Management Services.

            Not applicable.

Item 32.    Undertakings.

            (a)  Not applicable.

            (b)  Not applicable.

            (c) The Registrant undertakes to deliver, or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d- 1 under the 1940 Act from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 5 (the "Amendment") to the Registrant's Registration Statement (which meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 23rd day of April, 1997.


                                          RWB/WPG U.S. LARGE STOCK FUND


                                          By:/s/Roger J. Weiss
                                             Roger J. Weiss,
                                             President and Chief Executive
                                             Officer


          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                     Title                            Date
---------                     -----                            ----

/s/Roger J. Weiss             Chairman of the Board            April 23, 1997
------------------------      and President (Principal
Roger J. Weiss                Executive Officer)
                              and Trustee


/s/Francis H. Powers          Executive Vice President        April 23, 1997
-------------------------     and Treasurer (Principal
Francis H. Powers             Financial and Accounting
                              Officer)



Raymond R. Herrmann, Jr.*     Trustee
Raymond R. Herrmann, Jr.







Signature                     Title                             Date
---------                     -----                             ----

Laurence J. Israel*           Trustee
Laurence J. Israel

Graham E. Jones*              Trustee
Graham E. Jones

Paul Meek*                    Trustee
Paul Meek

William B. Ross*              Trustee
William B. Ross

Harvey E. Sampson*            Trustee
Harvey E. Sampson

Robert A. Straniere*          Trustee
Robert A. Straniere

Alan Werba*                   Trustee
Alan Werba



*  By:   /s/Francis H. Powers                                    April 23, 1997
         -----------------------------------------------
         Francis  H.  Powers  Attorney-in-fact  pursuant  to a power of
         attorney  filed  with   Pre-Effective   Amendment  No.  1  and
         incorporated herein by reference.




                                  EXHIBIT INDEX
                                  -------------

         The following exhibit is filed as part of this Registration Statement.


Exhibit               Description
-------               -----------

 11             Independent Auditor's Consent

 17             Financial Data Schedule